SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                               SCHEDULE 13D

                 Under the Securities Exchange Act of 1934

                          KOLLMORGEN CORPORATION
                             (Name of Issuer)

                               COMMON STOCK
         (Upon Conversion of Series D Convertible Preferred Stock,
                        Par Value $1.00 Per Share)
                      (Title of Class of Securities)

                                 500440102
                              (CUSIP Number)

                         Tinicum Enterprises, Inc.
                            990 Stewart Avenue
                        Garden City, New York 11530
                              (516) 222-2874

                              with a copy to:

                           Stephen Fraidin, P.C.
                 Fried, Frank, Harris, Shriver & Jacobson
                            One New York Plaza
                         New York, New York  10004
                              (212) 820-8000
         (Name, Address and Telephone Number of Person Authorized
                  to Receive Notices and Communications)

                               March 27, 1990
                       (Date of Event which Requires
                         Filing of this Statement)

         If the filing person has previously filed a statement on
         Schedule 13G to report the acquisition which is the
         subject of this Schedule 13D, and is filing this
         schedule because of Rule 13d-1(b)(3) or (4),
         check the following box:                ( )

        Check the following box if a fee is being paid with this
        Statement:                               ( )



                               SCHEDULE 13D

   CUSIP No. 500440102
   _____________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
        Tinicum Enterprises, Inc.
        13-3506390
   _____________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                         (a)  ( )
                                                         (b)  ( )
   _____________________________________________________________________
   (3)  SEC USE ONLY

   _____________________________________________________________________
   (4)  SOURCE OF FUNDS*
        BK
   _____________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(E)                    (  )

   _____________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION

        Delaware
   _____________________________________________________________________
                                 (7)  SOLE VOTING POWER
         NUMBER OF                    9,938 shares of Preferred Stock
          SHARES                        (see Item 5)
       BENEFICIALLY             ________________________________________
         OWNED BY                (8)  SHARED VOTING POWER
           EACH                       10,765.5 shares of Preferred Stock
         REPORTING                      (see Item 5)
          PERSON                ________________________________________
           WITH                  (9)  SOLE DISPOSITIVE POWER
                                      0
                                ________________________________________
                                (10)  SHARED DISPOSITIVE POWER
                                      23,187.5 shares of Preferred Stock
                                        (see Item 5)
   _____________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 1,717,591 shares of Common Stock (assuming conversion of all Preferred Stock beneficially owned by Tinicum Enterprises, Inc.)
   _____________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES*                                      (  )

   _____________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        13.8% of Common Stock (assuming conversion of all Preferred Stock beneficially owned by Tinicum Enterprises, Inc.)
   _____________________________________________________________________
   (14) TYPE OF REPORTING PERSON*
        IV
   _____________________________________________________________________



                               SCHEDULE 13D

   CUSIP No. 500440102
   _____________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
        RUTCO Incorporated
        13-3527510
   _____________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                         (a)  ( )
                                                         (b)  ( )
   _____________________________________________________________________
   (3)  SEC USE ONLY

   _____________________________________________________________________
   (4)  SOURCE OF FUNDS*
        BK
   _____________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(E)                    (  )

   _____________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION

        Delaware
   _____________________________________________________________________
                                 (7)  SOLE VOTING POWER
         NUMBER OF                    2,484 shares of Preferred Stock
          SHARES                        (see Item 5)
       BENEFICIALLY             ________________________________________
         OWNED BY                (8)  SHARED VOTING POWER
           EACH                       0
         REPORTING              ________________________________________
          PERSON                 (9)  SOLE DISPOSITIVE POWER
           WITH                       0
                                ________________________________________
                                (10)  SHARED DISPOSITIVE POWER
                                      23,187.5 shares of Preferred Stock
                                        (see Item 5)
   _____________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 1,717,591 shares of Common Stock (assuming conversion of all Preferred Stock beneficially owned by RUTCO Incorporated)
   _____________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES*                                      (  )

   _____________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        13.8% of Common Stock (assuming conversion of all Preferred Stock beneficially owned by RUTCO Incorporated)
   _____________________________________________________________________
   (14) TYPE OF REPORTING PERSON*
        IV
   _____________________________________________________________________



                               SCHEDULE 13D

   CUSIP No. 500440102
   _____________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
        James H. Kasschau
        ###-##-####
   _____________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                         (a)  ( )
                                                         (b)  ( )
   _____________________________________________________________________
   (3)  SEC USE ONLY

   _____________________________________________________________________
   (4)  SOURCE OF FUNDS*
        OO
   _____________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(E)                    (  )

   _____________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION

        U.S.A.
   _____________________________________________________________________
                                 (7)  SOLE VOTING POWER
         NUMBER OF                    0
          SHARES                ________________________________________
       BENEFICIALLY              (8)  SHARED VOTING POWER
         OWNED BY                     414.5 shares of Preferred Stock
           EACH                         (see Item 5)
         REPORTING              ________________________________________
          PERSON                 (9)  SOLE DISPOSITIVE POWER
           WITH                       0
                                ________________________________________
                                (10)  SHARED DISPOSITIVE POWER
                                      414.5 shares of Preferred Stock
                                        (see Item 5)
   _____________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 30,704 shares of Common Stock (assuming conversion of all Preferred Stock beneficially owned by Mr. Kasschau)
   _____________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES*                                      (  )

   _____________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        .3% of Common Stock (assuming conversion of all Preferred Stock beneficially owned by Mr. Kasschau)
   _____________________________________________________________________
   (14) TYPE OF REPORTING PERSON*
        IN
   _____________________________________________________________________



                               SCHEDULE 13D

   CUSIP No. 500440102
   _____________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
        Putnam L. Crafts, Jr.
        ###-##-####
   _____________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                         (a)  ( )
                                                         (b)  ( )
   _____________________________________________________________________
   (3)  SEC USE ONLY

   _____________________________________________________________________
   (4)  SOURCE OF FUNDS*
        PF
   _____________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(E)                    (  )

   _____________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION

        U.S.A.
   _____________________________________________________________________
                                 (7)  SOLE VOTING POWER
         NUMBER OF                    0
          SHARES                ________________________________________
       BENEFICIALLY              (8)  SHARED VOTING POWER
         OWNED BY                     2,484 shares of Preferred Stock
           EACH                         (see Item 5)
         REPORTING              ________________________________________
          PERSON                 (9)  SOLE DISPOSITIVE POWER
           WITH                       0
                                ________________________________________
                                (10)  SHARED DISPOSITIVE POWER
                                      2,484 shares of Preferred Stock
                                        (see Item 5)
   _____________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 184,000 shares of Common Stock (assuming conversion of all Preferred Stock beneficially owned by Mr. Crafts)
   _____________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES*                                      (  )

   _____________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        1.7% of Common Stock (assuming conversion of all Preferred Stock beneficially owned by Mr. Crafts)
   _____________________________________________________________________
   (14) TYPE OF REPORTING PERSON*
        IN
   _____________________________________________________________________



                               SCHEDULE 13D

   CUSIP No. 500440102
   _____________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
        RIT Capital Partners plc
   _____________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                         (a)  ( )
                                                         (b)  ( )
   _____________________________________________________________________
   (3)  SEC USE ONLY0

   _____________________________________________________________________
   (4)  SOURCE OF FUNDS*
        WC
   _____________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(E)                    (  )

   _____________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION

        United Kingdom
   _____________________________________________________________________
                                 (7)  SOLE VOTING POWER
         NUMBER OF                    0
          SHARES                ________________________________________
       BENEFICIALLY              (8)  SHARED VOTING POWER
         OWNED BY                     7,867 shares of Preferred Stock
           EACH                         (see Item 5)
         REPORTING              ________________________________________
          PERSON                 (9)  SOLE DISPOSITIVE POWER
           WITH                       0
                                ________________________________________
                                (10)  SHARED DISPOSITIVE POWER
                                      7,867 shares of Preferred Stock
                                        (see Item 5)
   _____________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 582,740 shares of Common Stock (assuming conversion of all Preferred Stock beneficially owned by RIT Capital Partners plc)
   _____________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES*                                      (  )

   _____________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        5.2% of Common Stock (assuming conversion of all Preferred Stock beneficially owned by RIT Capital Partners plc)
   _____________________________________________________________________
   (14) TYPE OF REPORTING PERSON*
        IV
   _____________________________________________________________________



                               SCHEDULE 13D

   CUSIP No. 500440102
   _____________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
        J. Rothschild Holdings plc
   _____________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                         (a)  ( )
                                                         (b)  ( )
   _____________________________________________________________________
   (3)  SEC USE ONLY

   _____________________________________________________________________
   (4)  SOURCE OF FUNDS*
        Not applicable
   _____________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(E)                    (  )

   _____________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION

        United Kingdom
   _____________________________________________________________________
                                 (7)  SOLE VOTING POWER
         NUMBER OF                    0
          SHARES                ________________________________________
       BENEFICIALLY              (8)  SHARED VOTING POWER
         OWNED BY                     0
           EACH                 ________________________________________
         REPORTING               (9)  SOLE DISPOSITIVE POWER
          PERSON                      0
           WITH                 ________________________________________
                                (10)  SHARED DISPOSITIVE POWER
                                      0
   _____________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
        0
   _____________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES*                                      (X)

   _____________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        0
   _____________________________________________________________________
   (14) TYPE OF REPORTING PERSON*
        HC
   _____________________________________________________________________



                               SCHEDULE 13D

   CUSIP No. 500440102
   _____________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
        J. Rothschild Capital Management Limited
   _____________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                         (a)  ( )
                                                         (b)  ( )
   _____________________________________________________________________
   (3)  SEC USE ONLY

   _____________________________________________________________________
   (4)  SOURCE OF FUNDS*
        Not applicable
   _____________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(E)                    (  )

   _____________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION

        United Kingdom
   _____________________________________________________________________
                                 (7)  SOLE VOTING POWER
         NUMBER OF                    0
          SHARES                ________________________________________
       BENEFICIALLY              (8)  SHARED VOTING POWER
         OWNED BY                     0
           EACH                 ________________________________________
         REPORTING               (9)  SOLE DISPOSITIVE POWER
          PERSON                      0
           WITH                 ________________________________________
                                (10)  SHARED DISPOSITIVE POWER
                                      0
   _____________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
        0
   _____________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES*                                      (X)

   _____________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        0
   _____________________________________________________________________
   (14) TYPE OF REPORTING PERSON*
        CO
   _____________________________________________________________________


     Item 1.   Security and Issuer.

               This statement relates to the common stock, par value $2.50 per share ("Common Stock"), of Kollmorgen Corporation (the "Issuer"). The Issuer is a New York corporation and has its principal executive offices located at 10 Mill Pond Lane, Simsbury, Connecticut 06070.

               Although the Reporting Persons (as defined in Item 2) have not acquired any shares of Common Stock, such persons are deemed to be the beneficial owners of the shares of Common Stock reported in Item 5 by virtue of their acquisition of beneficial ownership of all the shares of the Issuer's new series of convertible preferred stock designated Series D Convertible Preferred Stock, par value $1.00 per share ("Preferred Stock").

     Item 2.   Identity and Background.

               The persons filing this statement are Tinicum Enterprises, Inc., a Delaware corporation ("Enterprises"), RUTCO Incorporated, a Delaware corporation ("Rutco"), Mr. James H. Kasschau ("Mr. Kasschau"), Mr. Putnam L. Crafts, Jr. ("Mr. Crafts"), RIT Capital Partners plc, a United Kingdom corporation ("RIT"), J. Rothschild Holdings plc, a United Kingdom corporation ("JRH"), and J. Rothschild Capital Management Limited, a United Kingdom corporation ("JRCML"). Enterprises, Rutco, Mr. Kasschau, Mr. Crafts, RIT, JRH and JRCML are hereinafter collectively referred to as the "Reporting Persons".

               Enterprises is a private investment company, one-third of the voting stock of which is owned by each of Eric M. Ruttenberg, Hattie Ruttenberg and John C. Ruttenberg. The address of its principal place of business and its principal office is 990 Stewart Avenue, Garden City, New York 11530.

               Rutco is a private investment company, 100% of the outstanding capital stock of which is owned by Derald H.
     Ruttenberg. The address of its principal place of business and of its principal office is 990 Stewart Avenue, Garden City, New York 11530.

               Mr. Kasschau's business address is 990 Stewart Avenue, Garden City, New York 11530, and his principal employment is President and Treasurer of Tinicum Incorporated, a New York corporation. Tinicum Incorporated's principal business is to act as a management company and adviser for Enterprises, Rutco and other affiliated entities. Tinicum Incorporated's address is 885 Second Avenue, New York, New York 10017. Mr. Kasschau is a citizen of the United States of America.

               Mr. Crafts' business and residence address is Blue Mill Road, Morristown, New Jersey 07960, and his present principal employment is private investor. Mr. Crafts is a citizen of the United States of America.

               RIT is an investment company that invests in securities primarily of United Kingdom and United States corporations. JRH is an investment holding company with interests in companies engaged in investment holding, investment dealing and fund management. JRH owns 38.6% of the stock of RIT and 100% of the stock of JRCML. JRCML is an investment and fund management company. The address of the principal place of business and of the principal office of each of RIT, JRH and JRCML is 15 St. James's Place, London SWlA 1NW, England, United Kingdom.

               Schedule I hereto sets forth all the directors and executive officers of Enterprises, Rutco, RIT, JRH and JRCML and the business or residence address, principal occupation or employment and citizenship of each such person.

               During the last five years, none of the Reporting Persons (or to the best knowledge of the Reporting Persons, the persons listed in Schedule I hereto) has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or has been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgement, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

     Item 3.   Source and Amount of Funds or Other Consideration.

               On March 27, 1990, Enterprises, Rutco, Mr. Kasschau, Mr. Crafts and RIT (collectively, the "Purchasers") and the Issuer entered into a Preferred Stock Purchase Agreement (the "Purchase Agreement"), pursuant to which the Purchasers purchased 23,187.5 shares of Preferred Stock (with associated Rights, as described below) at a price per share of $1,000,00. The aggregate purchase price paid by the Purchasers at the closing (the "Closing") was $23,187,500.00. The Purchase Agreement is attached hereto as Exhibit 2.

               $9,938,000.00 was paid in cash by Enterprises for 9,938 shares of Preferred Stock and $2,484,000.00 was paid by Rutco for 2,484 shares of Preferred Stock. Enterprises and Rutco paid for their shares from borrowings in the ordinary course of business under previously existing credit facilities available for general corporate purposes, including purchases of marketable securities. Such loans bear interest, at the option of the lender, at the prime rate (as announced by The Bank of New York) or the London interbank offered rate plus 1/2%. Neither of these facilities was made available for the specific purpose of acquiring shares of the Issuer. A copy of Enterprises' Revolving Credit Agreement is filed herewith as Exhibit 3 and a copy of Rutco's Revolving Credit Agreement is filed herewith as Exhibit 4, the complete terms and provisions of each of which are incorporated herein by reference.

               $414,500.00 was paid in cash by Mr. Kasschau for 414.5 shares of Preferred Stock from his Cash Management Account at Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). A copy of Mr. Kasschau's Cash Management Account Agreement with Merrill Lynch is attached as Exhibit 5.

               $2,484,000.00 was paid in cash by Mr. Crafts for 2,484 shares of Preferred Stock from his personal funds.

               $7,867,000.00 was paid in cash by RIT for 7,867 shares of Preferred Stock from the working capital of RIT.

               The Purchase Agreement required that the Rights Agreement, dated as of December 20, 1988, between the Issuer and The First National Bank of Boston, as Rights Agent (the "Rights Agreement"), be amended to provide among other things (a) for the issuance of that number of Rights (as defined in the Rights Agreement) in respect of the shares of Preferred Stock issued at the Closing equal to the number of Rights which would be attached to the aggregate number of shares of Common Stock into which such shares of Preferred Stock are then convertible, with any adjustments necessary to maintain the foregoing proportionality while such Rights are outstanding, and (b) that Rights attached to shares of Preferred Stock would cease to exist upon conversion of such shares into Common Stock, whereupon the holder will receive Rights attached to the Common Stock. These amendments to the Rights Agreement were made prior to the Closing.

     Item 4.   Purpose of Transaction.

               The Purchasers have acquired the shares of Preferred Stock (the "Shares") for investment purposes. In the course of negotiating the Purchase Agreement, the Purchasers had general discussions with the Issuer regarding the manner in which the Issuer's business was being conducted and the manner in which the Issuer's business may be conducted in the future. The Purchasers expect to have similar discussions with the Issuer in the future.

               The Purchase Agreement contains certain restrictions on the Purchasers with respect to dispositions of the shares of capital stock of the Issuer, acquisitions of additional securities of the Issuer and certain conduct in respect of the Issuer. None of the Reporting Persons has any present intention to acquire control over the Issuer. However, if any of the Reporting Persons believes that further investment in the Issuer is attractive, whether because of the market price of the Issuer's securities or otherwise, they may acquire shares of Common Stock or other securities of the Issuer to the extent and in a manner consistent with the Purchase Agreement and the Shareholder and Proxy Agreement, described in Item 6. Similarly, subject to the terms of the Purchase Agreement and the Shareholder and Proxy Agreement and depending upon market and other factors, the Reporting Persons may determine to dispose of some or all of the Shares or shares of Common Stock issuable upon conversion of the Preferred Stock ("Conversion Shares").

               In the Purchase Agreement, each Purchaser agreed that until the earlier of (i) April 1, 1996, or (ii) the occurrence of a Significant Event (as defined in the Purchase Agreement; which in general occurs if a person acquires 50% or more of the voting power of the Issuer, individuals comprising the incumbent Board of Directors of the Issuer cease to constitute at least a majority of the Board of Directors of the Issuer or any member of the incumbent Board of Directors of the Issuer designated by the holders of Preferred Stock fails to be elected at the Issuer's 1990 Annual Meeting of Shareholders), without the Issuer's prior written consent, such Purchaser will not and will cause each of its affiliates not to, directly or indirectly: (i) in any way acquire, offer or propose to acquire, or agree to acquire any shares of any class of capital stock of the Issuer which are then entitled to vote in the election of directors (collectively, "Voting Securities") or any direct or indirect rights or options to acquire any Voting Securities if after such acquisition, the aggregate percentage of the total combined voting power of all Voting Securities then outstanding ("Total Voting Power") and beneficially owned by the Purchasers and their respective affiliates (including the Preferred Stock purchased pursuant to the Purchase Agreement) would exceed the Percentage Limitation (as defined below); (ii) propose to enter into any restructuring, recapitalization, merger or business combination involving the Issuer or any of its subsidiaries, or to purchase a material portion of the assets of the Issuer or any of its subsidiaries;
     (iii) in any way solicit proxies or become a "participant" in a "solicitation" (as such terms are used in Regulation 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) inconsistent with or in opposition to a recommendation of the majority of the directors of the Issuer, or seek to influence any person with respect to the voting of any Voting Securities or any securities of the Issuer's subsidiaries; (iv) deposit any Voting Securities in a voting trust or subject any Voting Securities to any arrangement or agreement with respect to the voting of such Voting Securities or other agreement having similar effect, except pursuant to the Shareholder and Proxy Agreement; (v) join a partnership, limited partnership, syndicate or other group, or otherwise act in concert with any other person, for the purpose of acquiring, holding, voting or disposing of Voting Securities, or otherwise become a "person" within the meaning of Section 13(d)(3) of the Exchange Act; (vi) except by virtue of its representation on the Issuer's Board of Directors pursuant to the Purchase Agreement, otherwise act, alone or in concert with others, to seek to affect or influence the management, Board of Directors, business, operations or affairs of the Issuer; (vii) disclose any intention, plan or arrangement inconsistent with the foregoing; or (viii) advise, assist or encourage any other persons in connection with any of the foregoing (the foregoing provisions being referred to herein as the "Standstill Provisions").

               The Purchasers represented in the Purchase Agreement that they acquired the Shares and the Conversion Shares for investment purposes and not with a view to, or for sale in connection with, any distribution thereof. The Purchase Agreement provides that on or before April 1, 1996, the Purchasers will not sell, transfer or otherwise dispose of (collectively, "Transfer") any Voting Securities except for: (i) Transfers of Voting Securities, from April 1, 1993 to April 1, 1996, (A) in transactions pursuant to Rule 144 under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to the exercise of the registration rights described below, except that no Transfers may knowingly be made to any transferee that would beneficially own more than 3% of the Total Voting Power, and (B) subject to the Issuer's right of first offer described below, to an Approved Transferee (which is a transferee qualifying to file a Schedule 13G pursuant to section 13(d) of the Exchange Act, that advises the applicable Purchaser that such transferee has the investment intent required for the filing of a Schedule 13G and who has not within the five years preceding the proposed Transfer filed a Schedule 13D or similar form) in a block sale transaction, except that no Transfers under this subclause (B) may knowingly be made to any transferee (including its affiliates) that, after giving effect to such Transfer, would beneficially own Voting Securities representing more than 5% of the Total Voting Power of the Voting Securities then outstanding, unless such transferee agrees to be bound by the provisions of the Purchase Agreement and to enter into voting arrangements reasonably satisfactory to the Issuer; (ii) Transfers in connection with a merger, consolidation, liquidation or dissolution of a Purchaser or any of its affiliates; (iii) Transfers by a Purchaser to any of its affiliates or any other Purchaser and its affiliates, and by any affiliate of such Purchaser to such Purchaser or any other affiliate of such Purchaser or any other Purchaser and its affiliates; (iv) bona fide pledges of, or the grant of a security interest in, Voting Securities to an institutional lender for money borrowed (the Transfers in clauses (ii), (iii) and (iv) being referred to herein as "Affiliate Transfers"); and (v) Transfers of Voting Securities pursuant to an all cash tender offer to acquire all outstanding shares of Voting Securities, if the entity making such tender offer commits to use its best efforts to acquire any shares of Voting Securities not purchased in the tender offer at the highest price paid in the offer and if the Purchaser or any of its affiliates that decide to tender shares in such tender offer give the Issuer notice of the possibility of such tender at least ten business days prior to the expiration of the tender offer; provided, that in the event of a Transfer in accordance with clause (ii), (iii) or (iv), any such transferee must agree to be bound by the provisions of the Purchase Agreement (the foregoing provisions being referred to herein as the "Transfer Restrictions").

               "Percentage Limitation" means 20% of the Total Voting Power of the then outstanding Voting Securities; provided, however, that if the Issuer or any of its subsidiaries acquires any shares of Common Stock in any manner resulting in an increase in the percentage of Total Voting Power with respect to Voting Securities beneficially owned by the Purchasers and their respective affiliates, then the Percentage Limitation shall be increased by an amount which would enable the Purchasers and their respective affiliates to acquire shares of Common Stock equal to the difference between (i) 770,000 shares of Common Stock, less (ii) the aggregate number of shares of Common Stock acquired by the Purchasers and their respective affiliates after the Closing (other than upon conversion of Preferred Stock): provided, further, that if it is publicly disclosed or the Purchasers otherwise learn that Voting Securities with Total Voting Power in excess of the Percentage Limitation have been acquired by any person (other than any subsidiary of the Issuer, any employee benefit plan of the Issuer or of any of its subsidiaries or any person holding Voting Securities for or pursuant to the terms of any such employee benefit plan), then the Percentage Limitation shall be increased to 110% of the percentage of the Total Voting Power represented by the Voting Securities acquired by such person, and if such person subsequently disposes of Voting Securities and prior to that time the Purchasers have acquired beneficial ownership of Voting Securities in accordance with the terms of this proviso, such Percentage Limitation shall be decreased only to such percentage represented by the Voting Securities then beneficially owned by the Purchasers and their affiliates. Notwithstanding the foregoing, from and after such time as the Purchasers and their affiliates are no longer subject to the Standstill Provisions and the Transfer Restrictions (the "Limitation Date"), "Percentage Limitation" shall mean the greater of (i) 20% of the Total Voting Power of the outstanding Voting Securities and (ii) such percentage of the Total Voting Power of the Voting Securities outstanding on the Limitation Date as is represented by the Voting Securities beneficially owned by the Purchasers and their affiliates on such date; provided, however, that if as a result of any recapitalization, repurchase or other action by the Issuer after the Limitation Date, the aggregate Total Voting Power of the Voting Securities beneficially owned by the Purchasers, and their respective affiliates shall be increased to more than 20%, then the Percentage Limitation shall be increased to such increased percentage.

               The Standstill Provisions and the Transfer Restrictions will terminate if the Issuer breaches certain covenants contained in the Purchase Agreement and such breach is not cured within 30 days after receipt by the Issuer of written notice from the Purchasers, unless such breach is approved by the Purchasers' nominees on the Board of Directors of the Issuer at a duly called meeting or pursuant to a written consent. The Purchase Agreement limits the Issuer's ability to declare or pay any dividend on or make any distribution on or repurchase any shares of Common Stock or any other shares of stock of the Issuer ranking junior to the Preferred Stock in cash or any other consideration other than dividends paid in the form of Common Stock or junior stock or Rights and to enter into any loan or other agreement containing a limitation which restricts the Issuer from making any required payments of dividends or other amounts with respect to the Preferred Stock in accordance with the Certificate of Amendment (as hereinafter defined), other than a limitation upon a default or an event which, upon the giving of notice or the passage of time, would constitute a default under such agreement.

               Pursuant to the Purchase Agreement, a Purchaser may not sell any Shares or Conversion Shares to an Approved Transferee in a block sale transaction without first offering the Issuer the right to purchase all of such shares at the same price offered to the Approved Transferee. The Issuer has the option to accept such offer for a period of 20 days. If the Issuer does not accept the offer to purchase the shares, the Purchaser may sell such shares to the Approved Transferee for a period of 60 days thereafter at a price not less than the price offered to the Issuer.

               The Purchase Agreement provides that, so long as the Purchasers and their affiliates are acting in compliance with the Purchase Agreement and the Purchasers and their affiliates beneficially own at least ten percent of the Total Voting Power (which percentage shall be proportionately decreased in the event the Issuer issues additional shares of Common Stock which has the effect of diluting the Total Voting Power of the Purchasers and their affiliates), the Issuer will exercise all authority under applicable law (subject to the fiduciary obligations of the Issuer's Board of Directors to the Issuer's shareholders) to elect to the Board of Directors of the Issuer (in separate classes of the Board of Directors of the Issuer) two nominees designated by the Purchasers after consultation with the Issuer, with each such person designated by the Purchasers being reasonably satisfactory to the majority of the independent members of the Board of Directors of the Issuer. The Purchase Agreement provides that the Purchasers' first two nominees shall be Eric M. Ruttenberg and James H. Kasschau, each of whom became a member of the Issuer's Board of Directors simultaneous with the Closing.

               The Issuer agreed, during the time the Purchasers and their respective affiliates are the beneficial owners of any Voting Securities, to amend or supplement the Rights Agreement as necessary to ensure that neither the Purchasers nor their affiliates, individually or together, become an Acquiring Person (as defined in the Rights Agreement) or are the cause of a
     Section 11(a)(ii) Event (as defined in the Rights Agreement) by virtue of their beneficial ownership of Voting Securities with Total Voting Power not in excess of the Percentage Limitation.

               The Issuer agreed that, within 20 days of the Closing, its Board of Directors would take all necessary and appropriate action to provide that the restrictions on business combinations set forth in Section 912 of the New York Business Corporation law ("Section 912") will not apply to any of the Purchasers or their affiliates with respect to their acquisition of Voting Securities having Total Voting Power in excess of 20% of the Total Voting Power; provided, that the acquisition of Voting Securities or any other event which would render such Purchasers or affiliates an "interested shareholder" under Section 912 does not result in the Purchasers and their affiliates, individually or together, beneficially owning Voting Securities with Total Voting Power in excess of the Percentage Limitation.

               In connection with the acquisition by the Purchasers of the Shares, the Issuer has agreed to pay all fees and all out-of-pocket expenses incurred by the Purchasers in connection with the Purchase Agreement and the transactions contemplated therein, up to $250,000. In addition, the Issuer agreed to indemnify the Purchasers from and against all reasonable costs, expenses, damages or other liabilities resulting from any legal, administrative or other proceedings arising out of the transactions contemplated by the Purchase Agreement. In the event such indemnification is unenforceable, the Issuer agreed to make the maximum contribution to the payment and satisfaction of such indemnified liability which shall be permissible under applicable laws.

               The Issuer has granted certain registration rights to the Purchasers pursuant to the provisions set forth in Annex II to the Purchase Agreement, a copy of which is filed herewith as
     Exhibit 6. The registration rights granted include the right, from April 1, 1993 to April 1, 1996, to make two requests to the Issuer to register for sale to the public Shares or Conversion Shares. A second request may be made 18 months following the first request. The registration rights provisions also grant certain incidental ("piggyback") registration rights in the event the Issuer proposes to register any securities (other than securities to be issued pursuant to a stock option or other employee benefit or similar plan) under the Securities Act.

               The rights, preferences and limitations of the Shares are described in the Issuer's Certificate of Amendment of Certificate of Incorporation filed on March 27, 1990 (the "Certificate of Amendment"), a copy of which is attached hereto as Exhibit 7.

               The holders of Shares are entitled to receive cumulative cash dividends at an annual rate of $95.00 per Share, payable quarterly, commencing on June 30, 1990.

               As described in the Certificate of Amendment, subject to certain restrictions, the Issuer, at its option, at any time or from time to time on and after April 1, 1995, may redeem the whole or any part of the outstanding Shares by paying in cash therefor an amount equal to $1,100.00 per Share plus an amount per Share equal to all accrued and unpaid dividends thereon. On April 1, 2000, the Issuer must redeem all of the outstanding Shares, by paying therefor $1,000 per Share plus an amount per Share equal to all accrued and unpaid dividends thereon to the date of redemption. In addition, in the event there occurs a Significant Event, any record holder of Shares may require the Issuer to redeem any or all of the Shares held by such holder at a price per share equal to $1,000, plus all accrued and unpaid dividends thereon to the date of redemption.

               In addition, as described in Item 5 and the Certificate of Amendment, the Shares are convertible into shares of Common Stock.

               As described in the Certificate of Incorporation, in addition to any voting rights provided by law, each Share entitles the holder thereof to vote an all matters voted on by holders of Common Stock, voting together as a single class with the Common Stock. With respect to such vote, each Share entitles the holder thereof to cast the number of votes equal to the number of votes which could be cast by a holder of the shares of Common Stock into which such Share is convertible.

               In addition, the affirmative vote of the holders of at least a majority of the outstanding Shares, voting as a single class, is necessary to (i) authorize or create any class or series, or any shares of any class or series, or fix the designation, relative rights, preferences and limitations of any class or series, or any shares of any class or series, of Senior Stock (as defined in the Certificate of Amendment), (ii) authorize or create any class or new series, or any shares of any class or new series, or fix the designation, relative rights, preferences and limitations of any class or new series, or any shares of any class or new series of, Junior Stock (as defined in the Certificate of Amendment) (other than Common Stock or Junior Stock issuable upon exercise of the Rights under the Rights Amendment) or Parity Stock (as defined in the Certificate of Amendment), (iii) reclassify any shares of stock of the Issuer into shares of Senior Stock, Parity Stock or Junior Stock (other than Common Stock), (iv) authorize any security (other than the Rights under the Rights Agreement) exchangeable for, convertible into, or evidencing the right to purchase any shares of Senior Stock, Parity Stock or Junior Stock (other than Common Stock or Junior Stock issuable upon exercise of the Rights pursuant to the Rights Agreement), (v) amend, alter or repeal the Certificate of Amendment to alter or change the preferences, rights or powers of the Preferred Stock so as to affect the Preferred Stock adversely, (vi) increase the authorized number of shares of, or issue (including on conversion or exchange of any convertible or exchangeable securities or by reclassification), Preferred Stock, or (vii) issue any shares of the Issuer's Cumulative Convertible Preferred Stock Series A or the Issuer's Series C Convertible Preferred Stock.

               As further described in the Certificate of Amendment, if on any date (i) dividends payable on the Preferred Stock have been in arrears for five quarterly periods, whether or not consecutive, or (ii) the Issuer fails to satisfy its obligations to redeem shares of Preferred Stock, as described above, the number of directors constituting the Board of Directors of the Issuer will be increased by two and the holders of Shares will have the exclusive right to elect such directors. Such additional directors are to continue as directors and such additional voting rights will continue until all dividends accumulated on the Preferred Stock have been paid in full or the Issuer's mandatory redemption obligations have been satisfied, as the case may be.

               The foregoing summaries of certain provisions of the Purchase Agreement, the registration rights annex to the Purchase Agreement and the Certificate of Amendment are not intended to be complete and are qualified in their entirety by the complete texts of such documents, copies of which are filed herewith as Exhibits 2, 6 and 7, respectively, which are incorporated herein by this reference.

               Other than as described above, neither any Reporting Person nor, to the best knowledge of each Reporting Person, any person identified in Schedule I, has any present plans or proposals which relate to or would result in:

              (1) the acquisition by any person of additional securities of the Issuer, or the disposition of securities of the Issuer;

               (2) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving the Issuer or any of its subsidiaries;

               (3) a sale or transfer of a material amount of assets of the Issuer or any of its subsidiaries;

               (4) any change in the present Board of Directors or management of the Issuer, including any plans or proposals to change the number or term of directors;

               (5) any material change in the present capitalization or dividend policy of the Issuer;

               (6) any other material change in the Issuer's business or corporate structure;

               (7) any changes in the Issuer's Certificate of Incorporation or By-laws which may impede the acquisition of control of the Issuer by any person;

               (8) causing a class of securities of the Issuer to be delisted from a national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities association;

               (9) a class of equity securities of the Issuer becoming eligible for termination of registration pursuant to
     Section 12(g)(4) of the Exchange Act; or

               (10) any action similar to any of those enumerated above.

     Item 5.   Interest in Securities of the Issuer.

               (a) As of the close of business on the date hereof, the Reporting Persons own in the aggregate 23,187.5 shares of Preferred Stock, which constitutes 100% of the outstanding shares of Preferred Stock. Each share of Preferred Stock is convertible, at any time, into 74.074 shares of Common Stock (representing a conversion price of $13.50 per share), subject to certain antidilution provisions. The 23,187.5 shares of Preferred Stock that the Reporting Persons own could be converted into 1,717,591 shares of Common Stock, which would constitute approximately 13.8% of the outstanding shares of Common Stock (after giving effect to the conversion), based on 10,726,128 of such shares outstanding as of March 27, 1990 (12,443,719 after giving effect to the conversion), according to a representation of the Issuer in the Purchase Agreement.

               As of the close of business on the date hereof, Enterprises, Rutco, Mr. Kasschau, Mr. Crafts and RIT have beneficial ownership of 23,187.5, 23,187.5, 414.5, 2,484 and
     7,867 shares of Preferred Stock, respectively, and assuming the conversion of all such shares into Common Stock, they have beneficial ownership of 1,717,591, 1,717,591, 30,704, 184,000 and
     582,740 shares of Common Stock, respectively.

               To the best of the Reporting Persons' knowledge and belief and except as set forth herein, none of the persons listed on Schedule I hereto owns beneficially any shares of Common
     Stock.

               (b) Enterprises has sole power to vote the 9,938 Shares it owns and, except for certain limited circumstances described in Items 4 and 6 in which each of Mr. Kasschau, Mr. Crafts and RIT (each, an "Investor") has the power to vote his or its Shares, the 10,765.5 Shares owned by the Investors. Rutco has the sole power to vote the 2,484 Shares it owns.

               By reason of the Transfer restrictions and the right of first offer granted to the Issuer in the Purchase Agreement, each described in Item 4, the right of first offer granted by the Investors to Enterprises and Rutco, the right of Enterprises and Rutco to require the Investors to participate in certain sales by then and the right of the investors to participate in certain sales by Enterprises and Rutco, each described In Item 6, Enterprises has shared power to dispose of 23,187.5 Shares, Rutco has shared power to dispose of 23,187.5 Shares, Mr. Kasschau has shared power to dispose of 414.5 Shares, Mr. Crafts has shared power to dispose of 2,484 Shares and RIT has shared power to dispose of 7,867 Shares.

               JRH owns 38.6% of RIT and three members of JRH's Board of Directors are members of RIT's seven member Board of Directors. JRH may, by virtue of its ownership interest in RIT, be deemed to own beneficially (as that term is defined in Rule 13d-3 under the Exchange Act) the shares of Preferred Stock of which RIT has beneficial ownership. JRH disclaims, however, any beneficial interest in the shares of Preferred Stock owned by RIT.

               JRCML may, by virtue of the discretionary investment management agreement between RIT and JRCML, be deemed to own beneficially the shares of Preferred Stock of which RIT has beneficial ownership. JRCML serves as the investment manager of RIT's portfolio investments and pursuant to such agreement has the authority on behalf of RIT to vote and sell RIT's shares of Preferred Stock, subject to restrictions on Transfer and the proxy granted to Enterprises described in Items 4 and 6. The discretionary investment management agreement is filed as Exhibit 8 hereto and is incorporated by reference herein. JRCML disclaims, however, any beneficial interest in the shares of Preferred Stock owned by RIT.

               (c) Within the last 60 days, the Reporting Persons did not effect any transactions in shares of Common Stock. To the best knowledge of the Reporting Persons, none of the persons listed on Schedule I hereto has purchased or sold shares of Common Stock during the last 60 days.

               (d)  No person except for Enterprises, Rutco, Mr.
     Kasschau, Mr. Crafts and RIT is known to have the right to receive and the power to direct the receipt of dividends from, or the proceeds from the sale of, securities covered by this Statement.

               (e)  Not applicable.

     Item 6.   Contracts, Arrangements, Understandings or
               Relationships With Respect to Securities of the Issuer.

               As described in Item 4, the Purchase Agreement provides for various rights and restrictions with respect to the Issuer's securities.

               The Purchasers entered into a Shareholder and Proxy Agreement, dated March 27, 1990 (the "Shareholder Agreement"), a copy of which is filed herewith as Exhibit 9. As provided in the Shareholder Agreement, each Investor granted to Enterprises an irrevocable proxy to vote his or its Shares or Conversion Shares which such Investor is entitled to vote at any meeting of shareholders of the Issuer or by written consent in lieu of such meeting or otherwise, except that Enterprises may not vote any Shares in the event the holders of Preferred Stock are entitled to vote as a single class pursuant to the Certificate of Amendment. See Item 4 for the situations in which a class vote of the holders of Shares is required. The Investors also granted Enterprises the authority, in certain circumstances, to consent to amendments to the Purchase Agreement.

               The Shareholder Agreement provides that, subject to the restrictions on Transfer contained in the Purchase Agreement, before an Investor can Transfer Shares or Conversion Shares (other than pursuant to the exercise of registration rights or in an Affiliate Transfer), such Investor must first offer such shares to Enterprises and Rutco (collectively, the "Tinicum Group"). If the Tinicum Group (or its designee) does not purchase all such shares offered it, the Investor may, within a specified time period, sell such shares at a price equal to or above the price offered to the Tinicum Group and upon such terms and conditions no more favorable to the transferee than those offered the Tinicum Group.

               The Shareholder Agreement also provides that if the Tinicum Group makes a Transfer (other than an Affiliate Transfer) of Shares, Conversion Shares or other shares of capital stock of the Issuer, it must permit an electing Investor to participate proportionately in such Transfer at the same price per share and upon the same terms and conditions as the Tinicum Group; provided, however, that an Investor may similarly participate in a Transfer by the Tinicum Group to any other Investor.

               In addition, the Shareholder Agreement provides that if the Tinicum Group makes a Transfer (other than an Affiliate Transfer) of Shares, Conversion Shares or other shares of capital stock of the Issuer in a bona fide arm's-length transaction to a non-affiliate of the Tinicum Group, it may require the Investors to participate proportionately in such Transfer at the same price per share and upon the same terms and conditions as the Tinicum Group.

               The Shareholder Agreement prohibits Investors from acquiring additional shares of capital stock of the Issuer without the prior written consent of the Tinicum Group. If the Tinicum Group decides to acquire additional shares of capital stock of the Issuer, the Tinicum Group must permit the Investors to participate pro rata in such acquisition.

               The foregoing summary of certain provisions of the Shareholder Agreement is not intended to be complete and is qualified in its entirety by the complete text of such document, a copy of which is filed herewith as Exhibit 9, which is incorporated herein by this reference.

               In addition to the relationships created by the Shareholder Agreement, the Purchasers and JRCML expect to consult each other on matters relating to the voting, holding, further acquisition and disposition of the Preferred Stock. As result of the Shareholder Agreement and the expectations of the Purchasers and JRCML, the Purchasers and JRCML may be deemed to be a "group" within the meaning of the rules and the regulations promulgated under the Exchange Act.

               The Issuer is a party to a proceeding relating to, among other things, the sale by the Issuer of the shares of Preferred Stock to the Purchasers. Such proceeding is summarized in Schedule II attached hereto.

               Except as set forth herein, none of the Reporting Persons and (to the best of the Reporting Persons' knowledge) none of the persons named in Schedule I hereto, has any contracts, arrangements, understandings or relationships (legal or otherwise) with any person with respect to any securities of the Issuer, including but not limited to any contracts, arrangements, understandings or relationships concerning the transfer or voting of such securities, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or losses, or the giving or withholding of proxies.

     Item 7.   Material to be Filed as Exhibits.

               Exhibit 1.          Joint Filing Agreement, dated March
                                   30, 1990

               Exhibit 2. Preferred Stock Purchase Agreement, dated March 27, 1990, among Tinicum Enterprises, Inc., Rutco
                                   Incorporated, James H. Kasschau,
                                   Putnam L. Crafts, Jr., RIT Capital
                                   Partners plc and Kollmorgen
                                   Corporation

               Exhibit 3. Tinicum Enterprises, Inc. Revolving Credit Agreement, dated February 13, 1989

               Exhibit 4. Rutco Incorporated Revolving Credit Agreement, dated April 24, 1989

               Exhibit 5.          James H. Kasschau Cash
                                   Management Account at Merrill
                                   Lynch, Pierce, Fenner & Smith
                                   Incorporated

               Exhibit 6.          Registration Rights Provisions

               Exhibit 7.          Certificate of Amendment of
                                   Certificate of Incorporation of
                                   Issuer designating the Series D
                                   Preferred Stock

               Exhibit 8. Discretionary Investment Management Agreement, dated June 28, 1988, between RIT Capital Partners plc and J. Rothschild Capital
                                   Management Limited

               Exhibit 9. Shareholder and Proxy Agreement, dated March 27, 1990, among Tinicum Enterprises, Inc., Rutco
                                   Incorporated, James H. Kasschau,
                                   Putnam L. Crafts, Jr. and RIT
                                   Capital Partners plc

               Exhibit 10.         Kollmorgen Corporation vs.
                                   Vernitron Corporation and Vernitron
                                   Acquisition Corporation, (Stamford,
                                   Conn., Superior Court), Injunction
                                   Order, January 22, 1990

               Exhibit 11.         Kollmorgen Corporation vs.
                                   Vernitron Corporation and Vernitron
                                   Acquisition Corporation, (Stamford,
                                   Conn., Superior Court), transcript
                                   of March 28, 1990 hearing


                                 SIGNATURE

               After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

     Dated:  April 6, 1990

                                   TINICUM ENTERPRISES, INC.

                                   By:/s/ Eric M. Ruttenberg
                                      Eric M. Ruttenberg
                                      Vice President


                                 SIGNATURE

               After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

     Dated:  April 6, 1990

                                   RUTCO INCORPORATED

                                   By:/s/ Eric M. Ruttenberg
                                      Eric M. Ruttenberg
                                      Vice President


                                 SIGNATURE

               After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

     Dated:  April 6, 1990

                                   By:/s/ James H. Kasschau
                                      James H. Kasschau


                                 SIGNATURE

               After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

     Dated:  April 6, 1990

                                   By:/s/ Putnam L. Crafts, Jr.
                                      Putnam L. Crafts, Jr.


                                 SIGNATURE

               After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

     Dated:  April 6, 1990

                                   RIT CAPITAL PARTNERS plc

                                   By:  J. Rothschild Administration
                                        Limited, Corporate Secretary

                                   By:/s/ A. Stafford-Deitsch
                                      Name:   A. Stafford-Deitsch
                                      Title:  Director


                                 SIGNATURE

               After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

     Dated:  April 6, 1990

                                   J. ROTHSCHILD HOLDINGS plc

                                   By:/s/ A. Stafford-Deitsch
                                      Name:   A. Stafford-Deitsch
                                      Title:  Director


                                 SIGNATURE

               After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

     Dated:  April 6, 1990

                                   J. ROTHSCHILD CAPITAL
                                   MANAGEMENT LIMITED

                                   By:/s/ A. Stafford-Deitsch
                                      Name:   A. Stafford-Deitsch
                                      Title:  Director


                         Schedule I to Schedule 13D

     A.   Directors and Executive Officers of Tinicum
          Enterprises, Inc. ("Enterprises")

               The name, business or residence address, principal occupation or employment of each of the directors and executive officers of Enterprises, and the name, address and principal business of any organization in which such employment is conducted, are set forth below. Each director and executive officer listed below is a citizen of the United States of America. Directors are identified by an asterisk. The address and principal business of Tinicum Incorporated are not repeated in this table.

                          Business or           Principal
                          Residence             Occupation or
     Name                 Address               Employment

     James H. Kasschau*   990 Stewart Avenue    President and Treasurer,
     President            Garden City, NY 11530 Tinicum Incorporated

     Eric M. Ruttenberg*  885 Second Avenue     Executive Vice President,
     Vice President       New York, NY 10017    Tinicum Incorporated

     Hattie Ruttenberg*   885 Second Avenue     Student
                          New York, NY 10017

     John C. Ruttenberg*  885 Second Avenue     Vice President and
                          New York, NY 10017    Assistant Secretary,
                                                Tinicum Incorporated

     John F. Keane        990 Stewart Avenue    Controller,
     Treasurer            Garden City, NY 11530 Tinicum Incorporated


     B.   Directors and Executive Officers of RUTCO Incorporated
          ("Rutco")

               The name, business or residence address, principal occupation or employment of each of the directors and executive officers of Rutco, and the name of any organization in which such employment is conducted, are set forth below. Each director and executive officer listed below is a citizen of the United States of America. Directors are identified by an asterisk. The address and principal business of Tinicum Incorporated are not repeated in this table.

                            Business or            Principal
                            Residence              Occupation or
     Name                   Address                Employment

     Derald H. Ruttenberg*  885 Second Avenue      President and
     President and          New York, NY  10017    Treasurer,
     Treasurer                                     RUTCO Incorporated

     Eric M. Ruttenberg*    885 Second Avenue      Executive Vice
     Vice President         New York, NY  10017    President,
     and Secretary                                 Tinicum Incorporated

     James H. Kasschau      990 Stewart Avenue     President and
     Assistant Secretary    Garden City, NY  11530 Treasurer,
                                                   Tinicum Incorporated

     C.   Directors and Executive Officers of RIT Capital Partners plc
          ("RIT")

               The name, business or residence address, principal occupation or employment and citizenship of each of the directors and executive officers of RIT, and the name, address and principal business of any organization in which such employment is conducted are set forth below. The address and principal business of JRH are not repeated in this table.

                                 Directors

                   Business or         Principal
                   Residence           Occupation or
     Name          Address             Employment           Citizenship

     Lord          15 St. James's      Chairman, J.         British
     Rothschild    Place               Rothschild Holdings
     (Chairman)    London SW1A 1NW     plc
                   England

     Charles       Swan House,         Director, Stanhope   British
     Howard Bailey Madeira Walk,       Administration
                   Windsor             Limited, Swan House,
                   Berkshire SL4 1EU   Madeira Walk,
                   England             Windsor, Berkshire
                                       SL4 1EU (accounting
                                       and administrative
                                       services): Director,
                                       General Oriental
                                       Investments Limited,
                                       P.O. Box 309, Grand
                                       Cayman, Cayman
                                       Islands, British
                                       West Indies
                                       (investment company)

     Anthony       Rockridge           Director, Rockridge  South
     Herbert Bloom Consolidated        Consolidated         African
                   Limited, 4th        Limited, 4th Floor,
                   Floor, Audrey       Audrey House, Ely
                   House, Ely Place    Place, London EC1N
                   London EC1N 6SN     6SN, England
                   England             (financial
                                       services): Director,
                                       Premier Group
                                       Holdings Limited,
                                       Premier Group
                                       Centre, Newtown
                                       Avenue, Killarney
                                       2194, Johannesburg
                                       2000, South Africa
                                       (investment holding
                                       company)

     Hon. Clive    15 St. James's      Director, J.         British
     Patrick       Place               Rothschild Holdings
     Gibson        London SW1A 1NW     plc
                   England

     Baron         Boulevard Jacques-  General Manager,     Belgian
     Philippe      Dalcroze 5,         Banque Bruxelles
     Lambert       CH-1211             Lambert (Suisse) SA,
                   Geneva 3,           Boulevard Jacques-
                   Switzerland         Dalcroze 5, CH-1211,
                                       Geneva 3,
                                       Switzerland
                                       (international bank)

     Jean Pigozzi  Chemin de Mornex 7  Private Investor,    Italian
                   1003 Lausanne       Chemin de Mornex 7,
                   Switzerland         1003 Lausanne,
                                       Switzerland
                                       (investments
                                       worldwide)

     Andrew        15 St. James's      Director, J.         U.S.A.
     Stafford-     Place               Rothschild Holdings
     Deitsch       London SW1A 1NW     plc
                   England

                             Executive Officer

     John Walford  15 St. James's      Company Secretary,   British
     Philip        Place               J. Rothschild
     Johnston      London SW1A 1NW     Holdings plc/
                   England             Compliance Officer,
                                       J. Rothschild
                                       Holdings group


     D. Directors and Executive Officers of J. Rothschild Holdings plc ("JRH")

               The name, business or residence address, principal occupation or employment and citizenship of each of the directors and executive officers of JRH, and the name, address and principal business of any organization in which such employment is conducted are set forth below. The address and principal business of JRH are not repeated in this table.

                                 Directors

                   Business or         Principal
                   Residence           Occupation or
     Name          Address             Employment           Citizenship

     Lord          15 St. James's      Chairman, J.         British
     Rothschild    Place               Rothschild Holdings
                   London SW1A 1NW     plc
                   England

     The Viscount  149 Newlands Road   Chairman, The Weir   British
     Weir          Cathcart, Glasgow   Group plc, 140
                   G44 4EX, Scotland   Newlands Road,
                                       Cathcart, Glasgow
                                       G44 4EX, Scotland
                                       (engineers)

     Nathaniel de  135 East 57th       President, Nathaniel French
     Rothschild    Street              de Rothschild
                   New York, NY 10022  Holdings Ltd.; 135
                   USA                 East 57th Street,
                                       New York, NY 10022,
                                       U.S.A.

     Hon. Clive    15 St. James's      Director, J.         British
     Patrick       Place               Rothschild Holdings
     Gibson        London SW1A 1NW     plc
                   England

     Allard        6B Emmalaan         Chairman of the      Dutch
     Jiskoot       3743 DK Baarn       Securities Board of
                   Netherlands         the Netherlands

     Lord Rees-    17 Pall Mall        Chairman, Pickering  British
     Mogg          London SW1Y 5NB     & Chatto Ltd., 17
                   England             Pall Mall, London
                                       SW1Y 5NB, England
                                       (antiquarian
                                       booksellers)

     Spencer       15 St. James's      Investment Director, British
     Nicholas      Place               J. Rothschild
     Roditi        London SW1A 1NW     Holdings plc
                   England

     Andrew        15 St. James's      Director, J.         U.S.A.
     Stafford-     Place               Rothschild Holdings
     Deitsch       London SW1A 1NW     plc
                   England

     Nils Otto     15 St. James's      Chairman and Chief   British
     Taube         Place               Executive, J.
                   London SW1A 1NW     Rothschild
                   England             Investment
                                       Management Ltd., 15
                                       St. James's Place,
                                       London, SW1A 1NW,
                                       England (investment
                                       management)

                             Executive Officer

     John Walford  15 St. James's      Company Secretary,   British
     Philip        Place               J. Rothschild
     Johnston      London SW1A 1NW     Holdings plc/
                   England             Compliance Officer,
                                       J. Rothschild
                                       Holdings group


     E. Directors and Executive Officers of J. Rothschild Capital Management Limited ("JRCML")

               The name, business or residence address, principal occupation or employment and citizenship of each of the directors and executive officers of JRCML, and the name, address and principal business of any organization in which such employment is conducted are set forth below. The address and principal business of JRH are not repeated in this table.

                                 Directors

                   Business or         Principal
                   Residence           Occupation or
     Name          Address             Employment           Citizenship

     Lord          15 St. James's      Chairman, J.         British
     Rothschild    Place               Rothschild Holdings
     (Chairman)    London SW1A 1NW     plc
                   England

     Hon. Clive    15 St. James's      Director, J.         British
     Patrick       Place               Rothschild Holdings
     Gibson        London SW1A 1NW     plc
                   England

     Andrew        15 St. James's      Director, J.         U.S.A.
     Stafford-     Place               Rothschild Holdings
     Deitsch       London SW1A 1NW     plc
                   England

     John Walford  15 St. James's      Secretary, J.        British
     Philip        Place               Rothschild Holdings
     Johnston      London SW1A 1NW     plc/Compliance
                   England             Officer, J.
                                       Rothschild Holdings
                                       Group

     Duncan        15 St. James's      Corporate Finance    British
     William Allan Place               Executive, J.
     Budge         London SW1A 1NW     Rothschild Holdings
                   England             plc

     John David    15 St. James's      Group Financial      British
     Cracknell     Place               Controller, J.
                   London SW1A 1NW     Rothschild Holdings
                   England             plc


                        Schedule II to Schedule 13D

                                 Litigation

               In an action (the "Action") entitled Kollmorgen Corp., Plaintiff v. Vernitron Corp. and Vernitron Acquisition Corp., Defendants, No. CV-89-0103636-S (Stamford, Conn., Superior Court) (the "Court"), to which none of the Purchasers is a party, Vernitron Corporation (Vernitron") filed a motion on March 27, 1990 for a temporary restraining order that sought to enjoin the sale of the Preferred Stock to the Purchasers. Vernitron alleged that the sale violated the terms of a certain Order entered in the Action on January 22, 1990 (the "January 22 Order"), a copy of which is filed herewith as Exhibit 10. The January 22 Order, among other things, had granted the Issuer's motion to enjoin Vernitron from violating the standstill and confidentiality clauses of a certain Merger Agreement, dated April 30, 1989, between the Issuer and Vernitron. The January 22 Order also directed the Issuer to submit to a certain Committee of Special Masters (the "Committee"), among other things, "a written description of any contemplated or proposed action or transaction which...could reasonably be construed as suggesting a change in control."

               At a hearing on March 28, 1990, a copy of the transcript of which is filed herewith as Exhibit 11, the Issuer and Vernitron reached an agreement, effective for a two-week period due to expire on April 11, 1990, providing that, among other things, during the two-week period: (i) the Issuer will segregate the funds received from the Purchasers pursuant to the Purchase Agreement, with the exception of approximately $8.5 million previously placed in escrow; (ii) the Issuer will not issue, purchase, exchange or redeem any of its shares; (iii) the Issuer will not change the record date for its anticipated May 23, 1990, annual meeting of shareholders; (iv) the Issuer will not accelerate the date of the annual meeting of shareholders to a date prior to May 23, 1990; and (v) the Issuer will submit to the Committee the question of whether the sale of the Preferred Stock effected a "change in control" under the terms of the January 22 Order. The Purchasers also agreed that they would not convert any of the Shares prior to April 11, 1990, without giving 72 hours advance notice to the Court. The Court so ordered all of the foregoing agreements.

               The Issuer has submitted to the Committee the question referred to in item (v) of the preceding paragraph. A decision from the Committee is pending. It is anticipated that the Court will consider that question after the Committee has rendered its decision, and the Court may do so at a hearing on or about April 11, 1990.

               The foregoing summaries of the January 22 Order and the March 28, 1990 hearing are not intended to be complete and are qualified in their entirety by the complete texts of the January 22 Order and the transcript of the March 28, 1990 hearing, copies of which are filed herewith as Exhibits 10 and 11, respectively, which are incorporated herein by this reference.


                               EXHIBIT INDEX

                                                Location in Sequential
     Exhibit    Description                     Numbering System

       1        Joint Filing Agreement, dated
                March 30, 1990

       2        Preferred Stock Purchase
                Agreement, dated March 27,
                1990, among Tinicum
                Enterprises, Inc., Rutco
                Incorporated, James H.
                Kasschau, Putnam L. Crafts,
                Jr., RIT Capital Partners plc
                and Kollmorgen Corporation

       3        Tinicum Enterprises, Inc.
                Revolving Credit Agreement,
                dated February 13, 1989

       4        Rutco Incorporated Revolving
                Credit Agreement, dated March
                27, 1990

       5        James H. Kasschau Cash
                Management Account at Merrill
                Lynch, Pierce, Fenner & Smith
                Incorporated

       6        Registration Rights Provisions

       7        Certificate of Amendment of
                Certificate of Incorporation
                of Issuer designating the
                Series D Preferred Stock

       8        Discretionary Investment
                Management Agreement, dated
                June 28, 1988, between RIT
                Capital Partners plc and J.
                Rothschild Capital Management
                Limited

       9        Shareholder and Proxy
                Agreement, dated March 27,
                1990, among Tinicum
                Enterprises, Inc., Rutco
                Incorporated, James H.
                Kasschau, Putnam L. Crafts,
                Jr. and RIT Capital Partners
                plc

       10       Kollmorgen Corporation vs.
                Vernitron Corporation and
                Vernitron Acquisition
                Corporation, (Stamford, Conn.,
                Superior Court), Injunction
                Order, January 22, 1990

       11       Kollmorgen Corporation vs.
                Vernitron Corporation and
                Vernitron Acquisition
                Corporation, (Stamford, Conn.,
                Superior Court), transcript of
                March 28, 1990 hearing

___________________________________________________________________________

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                          SCHEDULE 13D

            Under the Securities Exchange Act of 1934
                        (Amendment No. 1)

                     KOLLMORGEN CORPORATION
                        (Name of Issuer)

             COMMON STOCK, par value $2.50 per share
  (Including Upon Conversion of Series D Convertible Preferred
                Stock, par value $1.00 per share)
                 (Title of Class of Securities)

                            500440102
                         (CUSIP Number)

                    Tinicum Enterprises, Inc.
                       990 Stewart Avenue
                  Garden City, New York  11530
                         (516) 222-2874

                         with a copy to:

                      Stephen Fraidin, P.C.
            Fried, Frank, Harris, Shriver & Jacobson
                       One New York Plaza
                    New York, New York  10004
                         (212) 820-8000
             (Name, Address and Telephone Number of
              Person Authorized to Receive Notices
                       and Communications)

                          June 12, 1990
                  (Date of Event which Requires
                    Filing of this Statement)

   If the filing person has previously filed a statement on
   Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this Schedule because of Rule 13d-1(b)(3) or (4), check the following box: ( )

   Check the following box if a fee is being paid with this
   Statement:                                         ( )



                          SCHEDULE 13D

   CUSIP No. 500440102
   _____________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
        Tinicum Enterprises, Inc.
        13-3506390

   _____________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                    (a)  ( )
                                                    (b)  ( )
   _____________________________________________________________________
   (3)  SEC USE ONLY

   _____________________________________________________________________
   (4)  SOURCE OF FUNDS*
        BK
   _____________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(E)                    (  )

   _____________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        Delaware
   _____________________________________________________________________
                            (7)  SOLE VOTING POWER
    NUMBER OF                    9,938 shares of Preferred Stock
     SHARES                      303,058 shares of Common Stock
  BENEFICIALLY                     (see Item 5)
    OWNED BY               ________________________________________
      EACH                  (8)  SHARED VOTING POWER
    REPORTING                    10,765.5 shares of Preferred Stock
     PERSON                      328,293 shares of Common Stock
      WITH                         (see Item 5)
                           ________________________________________
                            (9)  SOLE DISPOSITIVE POWER
                                 0
                           ________________________________________
                           (10)  SHARED DISPOSITIVE POWER
                                 23,187.5 shares of Preferred Stock
                                 707,100 shares of Common Stock
                                   (see Item 5)
   _____________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 2,424,691 shares of Common Stock (assuming conversion of all Preferred Stock beneficially owned by Tinicum Enterprises, Inc.)
   _____________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES*                                      (  )

   _____________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        19.5% of Common Stock (assuming conversion of all Preferred Stock beneficially owned by Tinicum Enterprises, Inc.)
   _____________________________________________________________________
   (14) TYPE OF REPORTING PERSON*
        IV
   _____________________________________________________________________



                          SCHEDULE 13D

   CUSIP No. 500440102
   _____________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
        RUTCO Incorporated
        13-3527510

   _____________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                    (a)  ( )
                                                    (b)  ( )
   _____________________________________________________________________
   (3)  SEC USE ONLY

   _____________________________________________________________________
   (4)  SOURCE OF FUNDS*
        BK
   _____________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(E)                    (  )

   _____________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        Delaware
   _____________________________________________________________________
                            (7)  SOLE VOTING POWER
    NUMBER OF                    2,484 shares of Preferred Stock
     SHARES                      75,749 shares of Common Stock
  BENEFICIALLY                     (see Item 5)
    OWNED BY               ________________________________________
      EACH                  (8)  SHARED VOTING POWER
    REPORTING                    0
     PERSON                ________________________________________
      WITH                  (9)  SOLE DISPOSITIVE POWER
                                 0
                           ________________________________________
                           (10)  SHARED DISPOSITIVE POWER
                                 23,187.5 shares of Preferred Stock
                                 707,100 shares of Common Stock
                                   (see Item 5)
   _____________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 2,424,691 shares of Common Stock (assuming conversion of all Preferred Stock beneficially owned by RUTCO Incorporated)
   _____________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES*                                      (  )

   _____________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        19.5% of Common Stock (assuming conversion of all Preferred Stock beneficially owned by RUTCO Incorporated)
   _____________________________________________________________________
   (14) TYPE OF REPORTING PERSON*
        IV
   _____________________________________________________________________



                          SCHEDULE 13D

   CUSIP No. 500440102
   _____________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
        James H. Kasschau
        ###-##-####

   _____________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                    (a)  ( )
                                                    (b)  ( )
   _____________________________________________________________________
   (3)  SEC USE ONLY

   _____________________________________________________________________
   (4)  SOURCE OF FUNDS*
        OO
   _____________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(E)                    (  )

   _____________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        U.S.A.
   _____________________________________________________________________
                            (7)  SOLE VOTING POWER
    NUMBER OF                    0
     SHARES
  BENEFICIALLY
    OWNED BY               ________________________________________
      EACH                  (8)  SHARED VOTING POWER
    REPORTING                    414.5 shares of Preferred Stock
     PERSON                      12,643 shares of Common Stock
      WITH                         (see Item 5)
                           ________________________________________
                            (9)  SOLE DISPOSITIVE POWER
                                 0
                           ________________________________________
                           (10)  SHARED DISPOSITIVE POWER
                                 414.5 shares of Preferred Stock
                                 12,643 shares of Common Stock
                                   (see Item 5)
   _____________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 43,347 shares of Common Stock (assuming conversion of all Preferred Stock beneficially owned by Mr. Kasschau)
   _____________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES*                                      (  )

   _____________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        .4% of Common Stock (assuming conversion of all Preferred
        Stock beneficially owned by Mr. Kasschau)
   _____________________________________________________________________
   (14) TYPE OF REPORTING PERSON*
        IN
   _____________________________________________________________________



                          SCHEDULE 13D

   CUSIP No. 500440102
   _____________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
        Putnam L. Crafts, Jr.
        ###-##-####

   _____________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                    (a)  ( )
                                                    (b)  ( )
   _____________________________________________________________________
   (3)  SEC USE ONLY

   _____________________________________________________________________
   (4)  SOURCE OF FUNDS*
        PF
   _____________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(E)                    (  )

   _____________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        U.S.A.
   _____________________________________________________________________
                            (7)  SOLE VOTING POWER
    NUMBER OF                    0
     SHARES
  BENEFICIALLY
    OWNED BY               ________________________________________
      EACH                  (8)  SHARED VOTING POWER
    REPORTING                    2,484 shares of Preferred Stock
     PERSON                      75,749 shares of Common Stock
      WITH                         (see Item 5)
                           ________________________________________
                            (9)  SOLE DISPOSITIVE POWER
                                 0
                           ________________________________________
                           (10)  SHARED DISPOSITIVE POWER
                                 2,484 shares of Preferred Stock
                                 75,749 shares of Common Stock
                                   (see Item 5)
   _____________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 259,749 shares of Common Stock (assuming conversion of all Preferred Stock beneficially owned by Mr. Crafts)
   _____________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES*                                      (  )

   _____________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        2.4% of Common Stock (assuming conversion of all Preferred
        Stock beneficially owned by Mr. Crafts)
   _____________________________________________________________________
   (14) TYPE OF REPORTING PERSON*
        IN
   _____________________________________________________________________



                          SCHEDULE 13D

   CUSIP No. 500440102
   _____________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
        RIT Capital Partners plc

   _____________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                    (a)  ( )
                                                    (b)  ( )
   _____________________________________________________________________
   (3)  SEC USE ONLY

   _____________________________________________________________________
   (4)  SOURCE OF FUNDS*
        WC
   _____________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(E)                    (  )

   _____________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        United Kingdom
   _____________________________________________________________________
                            (7)  SOLE VOTING POWER
    NUMBER OF                    0
     SHARES
  BENEFICIALLY
    OWNED BY               ________________________________________
      EACH                  (8)  SHARED VOTING POWER
    REPORTING                    7,867 shares of Preferred Stock
     PERSON                      239,901 shares of Common Stock
      WITH                         (see Item 5)
                           ________________________________________
                            (9)  SOLE DISPOSITIVE POWER
                                 0
                           ________________________________________
                           (10)  SHARED DISPOSITIVE POWER
                                 7,867 shares of Preferred Stock
                                 239,901 shares of Common Stock
                                   (see Item 5)
   _____________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 822,641 shares of Common Stock (assuming conversion of all Preferred Stock beneficially owned by RIT Capital Partners plc)
   _____________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES*                                      (  )

   _____________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        7.3% of Common Stock (assuming conversion of all Preferred
        Stock beneficially owned by RIT Capital Partners plc)
   _____________________________________________________________________
   (14) TYPE OF REPORTING PERSON*
        IV
   _____________________________________________________________________



                          SCHEDULE 13D

   CUSIP No. 500440102
   _____________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
        J. Rothschild Holdings plc

   _____________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                    (a)  ( )
                                                    (b)  ( )
   _____________________________________________________________________
   (3)  SEC USE ONLY

   _____________________________________________________________________
   (4)  SOURCE OF FUNDS*
        Not applicable
   _____________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(E)                    (  )

   _____________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        United Kingdom
   _____________________________________________________________________
                            (7)  SOLE VOTING POWER
    NUMBER OF                    0
     SHARES
  BENEFICIALLY
    OWNED BY               ________________________________________
      EACH                  (8)  SHARED VOTING POWER
    REPORTING                    0
     PERSON
      WITH
                           ________________________________________
                            (9)  SOLE DISPOSITIVE POWER
                                 0
                           ________________________________________
                           (10)  SHARED DISPOSITIVE POWER
                                 0


   _____________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
        0
   _____________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES*                                      (  )

   _____________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        0
   _____________________________________________________________________
   (14) TYPE OF REPORTING PERSON*
        HC
   _____________________________________________________________________



                          SCHEDULE 13D

   CUSIP No. 500440102
   _____________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
        J. Rothschild Capital Management Limited

   _____________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                    (a)  ( )
                                                    (b)  ( )
   _____________________________________________________________________
   (3)  SEC USE ONLY

   _____________________________________________________________________
   (4)  SOURCE OF FUNDS*
        Not applicable
   _____________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(E)                    (  )

   _____________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        United Kingdom
   _____________________________________________________________________
                            (7)  SOLE VOTING POWER
    NUMBER OF                    0
     SHARES
  BENEFICIALLY
    OWNED BY               ________________________________________
      EACH                  (8)  SHARED VOTING POWER
    REPORTING                    0
     PERSON
      WITH
                           ________________________________________
                            (9)  SOLE DISPOSITIVE POWER
                                 0
                           ________________________________________
                           (10)  SHARED DISPOSITIVE POWER
                                 0


   _____________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
        0
   _____________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES*                                      (  )

   _____________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        0
   _____________________________________________________________________
   (14) TYPE OF REPORTING PERSON*
        CO
   _____________________________________________________________________


               This statement constitutes Amendment No. 1 to the Statement on Schedule 13D, dated April 6, 1990 (the "Schedule 13D"), filed by Tinicum Enterprises, Inc., a Delaware corporation ("Enterprises"), RUTCO Incorporated, a Delaware corporation, ("Rutco"), Mr. James H. Kasschau ("Mr. Kasschau"), Mr. Putnam L. Crafts, Jr. ("Mr. Crafts"), RIT Capital Partners plc, a United Kingdom corporation ("RIT"), J. Rothschild Holdings plc, a United Kingdom corporation ("JRH"), and J. Rothschild Capital Management Limited, a United Kingdom corporation ("JRCML") (Enterprises, Rutco, Mr. Kasschau, Mr. Crafts, RIT, JRH and JRCML are collectively referred to herein as the "Reporting Persons"), relating to their beneficial ownership of the common stock, par value $2.50 per share ("Common Stock"), of Kollmorgen Corporation, a New York corporation (the "Issuer"). Enterprises, Rutco, Mr. Kasschau, Mr. Crafts and RIT are collectively referred to herein as the "Purchasers." All terms used herein which are defined in the Schedule 13D shall have the same respective meanings herein as therein provided, unless otherwise defined herein.

               The Schedule 13D is hereby amended as follows:

               1.  Item 3 is amended to add the following
     information:

     Item 3.   Source and Amount of Funds or Other Consideration.

                              *  *  *

               The aggregate purchase price paid by the Purchasers for 707,100 shares of Common Stock was $7,923,742, excluding commissions. Such shares were purchased on a pro-rata basis in accordance with the Shareholder Agreement.

               By June 19, 1990, the settlement date for the shares of Common Stock purchased by the Purchasers on June 12, 1990 (the "Settlement Date"), Enterprises will have paid $3,396,059, excluding commissions, in cash for 303,058 shares of Common Stock, and Rutco will have paid $848,841, excluding commissions, in cash for 75,749 shares of Common Stock. Enterprises and Rutco will have paid for their shares from borrowings under their respective Revolving Credit Agreements referred to in the
     Schedule 13D.

               By the Settlement Date, Mr. Kasschau will have paid $141,676, excluding commissions, for 12,643 shares of Common Stock from borrowings under his Merrill Lynch Cash Management Account referred to in the Schedule 13D.

               By the Settlement Date, Mr. Crafts will have paid $848,841, excluding commissions, for 75,749 shares of Common Stock from his personal funds and RIT will have paid $2,688,325, excluding commissions, for 239,901 shares of Common Stock from the working capital of RIT.

               Mr. Eric M. Ruttenberg ("Mr. Ruttenberg"), a director of the Issuer, a director and stockholder of Enterprises and a director of Rutco paid $118 for 10 shares of Common Stock from his personal funds.

               2. Each of Item 5(a)-(c) of the Schedule 13D is amended to add the following information:

     Item 5.   Interest in Securities of the Issuer.

                              *  *  *

                    (a)  As of the close of business on the
     date hereof, Enterprises, Rutco, Mr. Kasschau, Mr. Crafts and RIT have beneficial ownership of 707,100, 707,100, 12,643, 75,749 and 239,901 shares of Common Stock, respectively, and 23,187.5, 23,187.5, 414.5, 2,484 and
     7,867 shares of Preferred Stock, respectively, and assuming the conversion of all shares of Preferred Stock into Common Stock, at a conversion price of $13.50 per share, they have beneficial ownership of 2,424,691, 2,424,691, 43,347, 259,749 and 822,641 shares of Common
     Stock, respectively. The Purchasers, as a group, beneficially own 2,424,691 shares of Common Stock which represent 19.5% of the outstanding shares of Common Stock (after giving effect to the conversion), based on 10,726,128 of such shares outstanding as of May 12, 1990 (12,443,719 after giving effect to the conversion), according to the Issuer's Form 10-Q filed for the quarter ended March 31, 1990.

               Mr. Ruttenberg has beneficial ownership of 10 shares of Common Stock.

                    (b)  Enterprises has sole power to vote
     the 9,938 shares of Preferred Stock and the 303,058 shares of Common Stock it owns and, except for certain limited circumstances described in Items 4 and 6 to the
     Schedule 13D, in which each of Mr. Kasschau, Mr. Crafts and RIT (each, an "Investor") has the power to vote his or its shares of Preferred Stock and Common Stock, the 10,765.5 shares of Preferred Stock and the 328,293 shares of Common Stock owned by the Investors. Rutco has the sole power to vote the 2,484 shares of Preferred Stock and the 75,749 shares of Common Stock it owns.

               By reason of the Transfer restrictions and the right of first offer granted to the Issuer in the Purchase Agreement, each described in Item 4 to the
     Schedule 13D, the right of first offer granted by the Investors to Enterprises and Rutco, the right of Enterprises and Rutco to require the Investors to participate in certain sales by them and the right of the Investors to participate in certain sales by Enterprises and Rutco, each described in Item 6 to the Schedule 13D, Enterprises has shared power to dispose of 23,187.5 shares of Preferred Stock and 707,100 shares of Common Stock, Rutco has shared power to dispose of 23,187.5 shares of Preferred Stock and 707,100 shares of Common Stock, Mr. Kasschau has shared power to dispose of 414.5 shares of Preferred Stock and 12,643 shares of Common Stock, Mr. Crafts has shared power to dispose of 2,484 shares of Preferred Stock and 75,749 shares of Common Stock and RIT has shared power to dispose of 7,867 shares of Preferred Stock and the 239,901 shares of Common Stock.

               JRH may, by virtue of its ownership interest in RIT, be deemed to own beneficially (as that term is defined in Rule 13d-3 under the Exchange Act) the shares of Preferred Stock and Common Stock of which RIT has beneficial ownership. JRH disclaims, however, any beneficial interest in the shares of Preferred Stock and Common Stock owned by RIT.

               JRCML may, by virtue of the discretionary investment management agreement between RIT and JRCML, be deemed to own beneficially the shares of Preferred Stock and Common Stock of which RIT has beneficial ownership. JRCML serves as the investment manager of RIT's portfolio investments and pursuant to such agreement has the authority on behalf of RIT to vote and sell RIT's shares of Preferred Stock or Common Stock, subject to restrictions on Transfer and the proxy granted to Enterprises described in Items 4 and 6 to the Schedule 13D. JRCML disclaims, however, any beneficial interest in the shares of Preferred Stock and Common Stock owned by RIT.

               Mr. Ruttenberg has sole power to vote and dispose of his 10 shares of Common Stock.

                    (c)  Information with respect to all
     transactions in the Common Stock which were effected during the past sixty days by each of the Reporting Persons and Mr. Ruttenberg is set forth on Schedule III annexed hereto and incorporated herein by reference.


                               SIGNATURE

               After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

     Dated:  June 12, 1990

                                   TINICUM ENTERPRISES, INC.

                                   By:/s/ Eric M. Ruttenberg
                                      Eric M. Ruttenberg
                                      Vice President


                               SIGNATURE

               After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

     Dated:  June 12, 1990

                                   RUTCO INCORPORATED

                                   By:/s/ Eric M. Ruttenberg
                                      Eric M. Ruttenberg
                                      Vice President


                               SIGNATURE

               After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

     Dated:  June 12, 1990

                                   By:/s/ James H. Kasschau
                                      James H. Kasschau


                               SIGNATURE

               After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

     Dated:  June 12, 1990

                                   By:/s/ Putnam L. Crafts, Jr.
                                      Putnam L. Crafts, Jr.


                               SIGNATURE

               After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

     Dated:  June 12, 1990

                                   RIT CAPITAL PARTNERS plc

                                   By: J. Rothschild Administration
                                       Limited, Corporate Secretary

                                   By:/s/ A. Stafford-Deitsch
                                      Name:   A. Stafford-Deitsch
                                      Title:  Director


                               SIGNATURE

               After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

     Dated:  June 12, 1990

                                   J. ROTHSCHILD HOLDINGS plc

                                   By:/s/ A. Stafford-Deitsch
                                      Name:   A. Stafford-Deitsch
                                      Title:  Director


                               SIGNATURE

               After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

     Dated:  June 12, 1990

                                   J. ROTHSCHILD CAPITAL
                                   MANAGEMENT LIMITED

                                   By:/s/ A. Stafford-Deitsch
                                      Name:   A. Stafford-Deitsch
                                      Title:  Director


                     Schedule III to Schedule 13D

               Information with respect to transactions in shares of Common Stock, par value $2.50 per share, of Kollmorgen
     Corporation effected during the past sixty days.*

      Purchaser              Date       Shares        Average
                                       Purchased      Price**

      Tinicum Enterprises,   6/4/90        9,986   $ 10.500
      Inc.
                             6/5/90        4,543     10.500
                             6/6/90        1,972     10.625
                             6/7/90          986     10.625
                             6/11/9          986     10.929
                             0
                             6/12/9      277,170     11.250
                             0
                             6/12/9        7,415     11.212
                             0

      RUTCO Incorporated     6/4/90        2,496   $ 10.500
                             6/5/90        1,136     10.500
                             6/6/90          493     10.625
                             6/7/90          246     10.625
                             6/11/9          246     10.929
                             0
                             6/12/9       69,279     11.250
                             0
                             6/12/9        1,853     11.212
                             0

      James H. Kasschau      6/4/90          417   $ 10.500
                             6/5/90          189     10.500
                             6/6/90           82     10.625
                             6/7/90           42     10.625
                             6/11/9           42     10.929
                             0
                             6/12/9       11,560     11.250
                             0
                             6/12/9          311     11.212
                             0

      Putnam L. Crafts, Jr.  6/4/90        2,496   $ 10.500
                             6/5/90        1,136     10.500
                             6/6/90          493     10.625
                             6/7/90          246     10.625
                             6/11/9          246     10.929
                             0
                             6/12/9       69,279     11.250
                             0
                             6/12/9        1,853     11.212
                             0

      RIT Capital Partners   6/4/90        7,905   $ 10.500
      plc
                             6/5/90        3,596     10.500
                             6/6/90        1,560     10.625
                             6/7/90          780     10.625
                             6/11/9          780     10.929
                             0
                             6/12/9      219,412     11.250
                             0
                             6/12/9        5,868     11.212
                             0

      Eric M. Ruttenberg     5/11/9           10   $ 11.800
                             0

     * Unless otherwise indicated, all transactions were effected on the New York Stock Exchange.

     **   Price excludes commission.

____________________________________________________________________________

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                               SCHEDULE 13D

                 Under the Securities Exchange Act of 1934
                             (Amendment No. 2)

                          KOLLMORGEN CORPORATION
                             (Name of Issuer)

                  COMMON STOCK, par value $2.50 per share
       (Including Upon Conversion of Series D Convertible Preferred
                     Stock, par value $1.00 per share)
                      (Title of Class of Securities)

                                 500440102
                              (CUSIP Number)

                         Tinicum Enterprises, Inc.
                            990 Stewart Avenue
                       Garden City, New York  11530
                              (516) 222-2874

                              with a copy to:

                           Stephen Fraidin, P.C.
                 Fried, Frank, Harris, Shriver & Jacobson
                            One New York Plaza
                         New York, New York  10004
                              (212) 820-8000
                  (Name, Address and Telephone Number of
                   Person Authorized to Receive Notices
                            and Communications)

                               June 30, 1990
                       (Date of Event which Requires
                         Filing of this Statement)

        If the filing person has previously filed a statement on
        Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3) or (4), check the following box: ( )

        Check the following box if a fee is being paid with the
        Statement:                                    ( )



                               SCHEDULE 13D

   CUSIP No. 500440102
   _____________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
        Tinicum Enterprises, Inc.
        13-3506390
   _____________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                         (a)  ( )
                                                         (b)  ( )
   _____________________________________________________________________
   (3)  SEC USE ONLY

   _____________________________________________________________________
   (4)  SOURCE OF FUNDS*
        BK
   _____________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(E)                    (  )

   _____________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        Delaware
   _____________________________________________________________________
                                 (7)  SOLE VOTING POWER
          NUMBER OF                   9,938 shares of Preferred Stock
           SHARES                     303,058 shares of Common Stock
        BENEFICIALLY                    (see Item 5)
          OWNED BY              ________________________________________
            EACH                 (8)  SHARED VOTING POWER
          REPORTING                   10,765.5 shares of Preferred Stock
           PERSON                     328,293 shares of Common Stock
            WITH                        (see Item 5)
                                ________________________________________
                                 (9)  SOLE DISPOSITIVE POWER
                                      0
                                ________________________________________
                                (10)  SHARED DISPOSITIVE POWER
                                      23,187.5 shares of Preferred Stock
                                      707,100 shares of Common Stock
                                        (see Item 5)
   _____________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 2,424,691 shares of Common Stock (assuming conversion of all Preferred Stock beneficially owned by Tinicum Enterprises, Inc.)
   _____________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES*                                      (  )

   _____________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        20.2% of Common Stock (assuming conversion of all Preferred Stock beneficially owned by Tinicum Enterprises, Inc.)
   _____________________________________________________________________
   (14) TYPE OF REPORTING PERSON*
        IV
   _____________________________________________________________________



                               SCHEDULE 13D

   CUSIP No. 500440102
   _____________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
        RUTCO Incorporated
        13-3527510
   _____________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                         (a)  ( )
                                                         (b)  ( )
   _____________________________________________________________________
   (3)  SEC USE ONLY

   _____________________________________________________________________
   (4)  SOURCE OF FUNDS*
        BK
   _____________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(E)                    (  )

   _____________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        Delaware
   _____________________________________________________________________
                                 (7)  SOLE VOTING POWER
          NUMBER OF                   2,484 shares of Preferred Stock
           SHARES                     75,749 shares of Common Stock
        BENEFICIALLY                    (see Item 5)
          OWNED BY              ________________________________________
            EACH                 (8)  SHARED VOTING POWER
          REPORTING                   0
           PERSON               ________________________________________
            WITH                 (9)  SOLE DISPOSITIVE POWER
                                      0
                                ________________________________________
                                (10)  SHARED DISPOSITIVE POWER
                                      23,187.5 shares of Preferred Stock
                                      707,100 shares of Common Stock
                                        (see Item 5)
   _____________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 2,424,691 shares of Common Stock (assuming conversion of all Preferred Stock beneficially owned by RUTCO Incorporated)
   _____________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES*                                      (  )

   _____________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        20.2% of Common Stock (assuming conversion of all Preferred Stock beneficially owned by RUTCO Incorporated)
   _____________________________________________________________________
   (14) TYPE OF REPORTING PERSON*
        IV
   _____________________________________________________________________



                               SCHEDULE 13D

   CUSIP No. 500440102
   _____________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
        James H. Kasschau
        ###-##-####
   _____________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                         (a)  ( )
                                                         (b)  ( )
   _____________________________________________________________________
   (3)  SEC USE ONLY

   _____________________________________________________________________
   (4)  SOURCE OF FUNDS*
        OO
   _____________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(E)                    (  )

   _____________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        U.S.A.
   _____________________________________________________________________
                                 (7)  SOLE VOTING POWER
          NUMBER OF                   0
           SHARES               ________________________________________
        BENEFICIALLY             (8)  SHARED VOTING POWER
          OWNED BY                    414.5 shares of Preferred Stock
            EACH                      12,643 shares of Common Stock
          REPORTING                     (see Item 5)
           PERSON               ________________________________________
            WITH                 (9)  SOLE DISPOSITIVE POWER
                                      0
                                ________________________________________
                                (10)  SHARED DISPOSITIVE POWER
                                      414.5 shares of Preferred Stock
                                      12,643 shares of Common Stock
                                        (see Item 5)
   _____________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 43,347 shares of Common Stock (assuming conversion of all Preferred Stock beneficially owned by Mr. Kasschau)
   _____________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES*                                      (  )

   _____________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        .4% of Common Stock (assuming conversion of all Preferred Stock beneficially owned by Mr. Kasschau)
   _____________________________________________________________________
   (14) TYPE OF REPORTING PERSON*
        IN
   _____________________________________________________________________



                               SCHEDULE 13D

   CUSIP No. 500440102
   _____________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
        Putnam L. Crafts, Jr.
        ###-##-####
   _____________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                         (a)  ( )
                                                         (b)  ( )
   _____________________________________________________________________
   (3)  SEC USE ONLY

   _____________________________________________________________________
   (4)  SOURCE OF FUNDS*
        PF
   _____________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(E)                    (  )

   _____________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        U.S.A.
   _____________________________________________________________________
                                 (7)  SOLE VOTING POWER
          NUMBER OF                   0
           SHARES               ________________________________________
        BENEFICIALLY             (8)  SHARED VOTING POWER
          OWNED BY                    2,484 shares of Preferred Stock
            EACH                      75,749 shares of Common Stock
          REPORTING                     (see Item 5)
           PERSON               ________________________________________
            WITH                 (9)  SOLE DISPOSITIVE POWER
                                      0
                                ________________________________________
                                (10)  SHARED DISPOSITIVE POWER
                                      2,484 shares of Preferred Stock
                                      75,749 shares of Common Stock
                                        (see Item 5)
   _____________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 259,749 shares of Common Stock (assuming conversion of all Preferred Stock beneficially owned by Mr. Crafts)
   _____________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES*                                      (  )

   _____________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        2.5% of Common Stock (assuming conversion of all Preferred
        Stock beneficially owned by Mr. Crafts)
  ______________________________________________________________________
   (14) TYPE OF REPORTING PERSON*
        IN
   _____________________________________________________________________



                               SCHEDULE 13D

   CUSIP No. 500440102
   _____________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
        RIT Capital Partners plc

   _____________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                         (a)  ( )
                                                         (b)  ( )
   _____________________________________________________________________
   (3)  SEC USE ONLY

   _____________________________________________________________________
   (4)  SOURCE OF FUNDS*
        WC
   _____________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(E)                    (  )

   _____________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        United Kingdom
   _____________________________________________________________________
                                 (7)  SOLE VOTING POWER
          NUMBER OF                   0
           SHARES               ________________________________________
        BENEFICIALLY             (8)  SHARED VOTING POWER
          OWNED BY                    7,867 shares of Preferred Stock
            EACH                      239,901 shares of Common Stock
          REPORTING                     (see Item 5)
           PERSON               ________________________________________
            WITH                 (9)  SOLE DISPOSITIVE POWER
                                      0
                                ________________________________________
                                (10)  SHARED DISPOSITIVE POWER
                                      7,867 shares of Preferred Stock
                                      239,901 shares of Common Stock
                                        (see Item 5)
   _____________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 822,641 shares of Common Stock (assuming conversion of all Preferred Stock beneficially owned by RIT Capital Partners plc)
   _____________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES*                                      (  )

   _____________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        7.6% of Common Stock (assuming conversion of all Preferred
        Stock beneficially owned by RIT Capital Partners plc)
   _____________________________________________________________________
   (14) TYPE OF REPORTING PERSON*
        IV
   _____________________________________________________________________



                               SCHEDULE 13D

   CUSIP No. 500440102
   _____________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
        J. Rothschild Holdings plc

   _____________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                         (a)  ( )
                                                         (b)  ( )
   _____________________________________________________________________
   (3)  SEC USE ONLY

   _____________________________________________________________________
   (4)  SOURCE OF FUNDS*
        Not applicable
   _____________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(E)                    (  )

   _____________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        United Kingdom
   _____________________________________________________________________
                                 (7)  SOLE VOTING POWER
          NUMBER OF                   0
           SHARES               ________________________________________
        BENEFICIALLY             (8)  SHARED VOTING POWER
          OWNED BY                    0
            EACH                ________________________________________
          REPORTING              (9)  SOLE DISPOSITIVE POWER
           PERSON                     0
            WITH                ________________________________________
                                (10)  SHARED DISPOSITIVE POWER
                                      0
   _____________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
        0
   _____________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES*                                      (  )

   _____________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        0
   _____________________________________________________________________
   (14) TYPE OF REPORTING PERSON*
        HC
   _____________________________________________________________________



                               SCHEDULE 13D

   CUSIP No. 500440102
   _____________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
        J. Rothschild Capital Management Limited

   _____________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                         (a)  ( )
                                                         (b)  ( )
   _____________________________________________________________________
   (3)  SEC USE ONLY

   _____________________________________________________________________
   (4)  SOURCE OF FUNDS*
        Not applicable
   _____________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(E)                    (  )

   _____________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        United Kingdom
   _____________________________________________________________________
                                 (7)  SOLE VOTING POWER
          NUMBER OF                   0
           SHARES               ________________________________________
        BENEFICIALLY             (8)  SHARED VOTING POWER
          OWNED BY                    0
            EACH                ________________________________________
          REPORTING              (9)  SOLE DISPOSITIVE POWER
           PERSON                     0
            WITH                ________________________________________
                                (10)  SHARED DISPOSITIVE POWER
                                      0
   _____________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
        0
   _____________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES*                                      (  )

   _____________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        0
   _____________________________________________________________________
   (14) TYPE OF REPORTING PERSON*
        CO
   _____________________________________________________________________


                    This statement constitutes Amendment No. 2 to the Statement on Schedule 13D, dated April 6, 1990, as amended (the "Schedule 13D"), filed by Tinicum Enterprises, Inc., a Delaware corporation ("Enterprises"), RUTCO Incorporated, a Delaware corporation ("Rutco"), Mr. James H. Kasschau ("Mr. Kasschau"), Mr. Putnam L. Crafts, Jr. ("Mr. Crafts"), RIT Capital Partners plc, a United Kingdom corporation ("RIT"), J. Rothschild Holdings plc, a United Kingdom corporation ("JRH"), and J. Rothschild Capital Management Limited, a United Kingdom corporation ("JRCML") (Enterprises, Rutco, Mr. Kasschau, Mr. Crafts, RIT, JRH and JRCML are collectively referred to herein as the "Reporting Persons"), relating to their beneficial ownership of the common stock, par value $2.50 per share ("Common Stock"), of Kollmorgen Corporation, a New York corporation (the "Issuer"). Enterprises, Rutco, Mr. Kasschau, Mr. Crafts and RIT are collectively referred to herein as the "Purchasers." All terms used herein which are defined in the Schedule 13D shall have the same respective meanings herein as therein provided, unless otherwise defined herein.

                    The Schedule 13D is hereby amended as follows:

                    1. Item 5(a) of the Schedule 13D is amended to add the following information:

          Item 5.  Interest in Securities of the Issuer.

                                   *  *  *

                         (a)  On July 2, 1990, the Issuer informed
          the Reporting Persons that it purchased 424,600 shares of Common Stock (the "Stock Repurchase") from VC Trading Corp. ("VCTC") pursuant to a certain settlement agreement, dated as of June 30, 1990, among the Issuer and Stephen W. Bershad, Vernitron Acquisition Corp., Vernitron Corporation, SWB Associates, L.P., SWB Holding Corporation and VCTC (collectively, the "Vernitron Group"). As of the close of business on the July 2, 1990, the Purchasers, as a group, beneficially own 2,424,691 shares of Common Stock which represents 20.2% of the outstanding shares of Common Stock (after giving effect to the conversion of all shares of Preferred Stock into shares of Common Stock, based on 10,726,128 shares of Common Stock outstanding, according to the Issuer's Form 10-Q filed for the quarter ended March 31, 1990, less the 424,600 shares of Common Stock acquired by the Issuer in the Stock Repurchase).

                    2. Item 6 of the Schedule 13D is amended to add the following information:

          Item 6.   Contracts Arrangements, Understandings, or
                    Relationships with Respect to Securities of the Issuer

                                   *  *  *

                    Enterprises and Rutco entered into an
          agreement, dated as of June 30, 1990, with each of the members of the Vernitron Group (the "Agreement"). A copy of the Agreement is filed herewith as Exhibit 12, which is incorporated herein by this reference.

                    3. Item 7 of the Schedule 13D is amended to add the following information.

          Item 7.   Material to be Filed as Exhibits.

                                   *  *  *

          Exhibit 12. Agreement, dated as of June 30, 1990, among Tinicum Enterprises, Inc., RUTCO Incorporated, Stephen W. Bershad, Vernitron Acquisition Corp., Vernitron Corporation, SWB Associates, L.P., SWB Holding Corporation and VC Trading Corporation.



                                    SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:  July 3, 1990

                                        TINICUM ENTERPRISES, INC.

                                        By:/s/ Eric M. Ruttenberg
                                           Eric M. Ruttenberg
                                           Vice President


                                    SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:  July 3, 1990

                                        RUTCO INCORPORATED

                                        By:/s/ Eric M. Ruttenberg
                                           Eric M. Ruttenberg
                                           Vice President


                                    SIGNATURE

                    After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

          Dated:  July 3, 1990

                                        /s/ James H. Kasschau
                                        James H. Kasschau


                                    SIGNATURE

                    After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

          Dated:  July 3, 1990

                                        /s/ Putnam L. Crafts, Jr.
                                        Putnam L. Crafts, Jr.


                                    SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:  July 3, 1990

                                        RIT CAPITAL PARTNERS plc

                                        By:  J. Rothschild Administration
                                             Limited, Corporate Secretary

                                        By:/s/ A. Stafford-Deitsch
                                           Name:   A. Stafford-Deitsch
                                           Title:  Director


                                    SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:  July 3, 1990

                                        J. ROTHSCHILD HOLDINGS plc

                                        By:/s/ A. Stafford-Deitsch
                                           Name:   A. Stafford-Deitsch
                                           Title:  Director


                                    SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:  July 3, 1990

                                        J. ROTHSCHILD CAPITAL
                                        MANAGEMENT LIMITED

                                        By:/s/ A. Stafford-Deitsch
                                           Name:   A. Stafford-Deitsch
                                           Title:  Director


                                  EXHIBIT INDEX

                                                     Location in
                                                     Sequential Num-
     Exhibit             Description                 bering System

       12           Agreement, dated as of June
                    30, 1990, among Tinicum
                    Enterprises, Inc., RUTCO
                    Incorporated, Stephen W.
                    Bershad, Vernitron
                    Acquisition Corp., Vernitron
                    Corporation, SWB Associates,
                    L.P., SWB Holding
                    Corporation and VC Trading
                    Corporation.

____________________________________________________________________________
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                               SCHEDULE 13D

                 Under the Securities Exchange Act of 1934
                             (Amendment No. 3)

                          KOLLMORGEN CORPORATION
                             (Name of Issuer)

                  COMMON STOCK, par value $2.50 per share
      (Including Upon Conversation of Series D Convertible Preferred
                     Stock, par value $1.00 per share)
                      (Title of Class of Securities)

                                 500440102
                              (CUSIP Number)

                         Tinicum Enterprises, Inc.
                            990 Stewart Avenue
                       Garden City, New York  11530
                              (516) 222-2874

                              with a copy to:

                           Stephen Fraidin, P.C.
                 Fried, Frank, Harris, Shriver & Jacobson
                            One New York Plaza
                         New York, New York  10004
                              (212) 820-8000
                  (Name, Address and Telephone Number of
                   Person Authorized to Receive Notices
                            and Communications)


                       (Date of Event which Requires
                         Filing of this Statement)

        If the filing person has previously filed a statement on
        Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3) or (4), check the following box: ( )

        Check the following box if a fee is being paid with this
        Statement:                                         ( )



                                SCHEDULE 13D

   CUSIP No. 500440102
  ______________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
        Tinicum Enterprises, Inc.
        13-3506390
  ______________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                         (a)  ( )
                                                         (b)  ( )
  ______________________________________________________________________
   (3)  SEC USE ONLY

  ______________________________________________________________________
   (4)  SOURCE OF FUNDS*
        BK
  ______________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(E)                    (  )

  ______________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        Delaware

  ______________________________________________________________________
                                 (7)  SOLE VOTING POWER
          NUMBER OF                   9,938 shares of Preferred Stock
           SHARES                     303,058 shares of Common Stock
        BENEFICIALLY                    (see Item 5)
          OWNED BY               _______________________________________
            EACH                 (8)  SHARED VOTING POWER
          REPORTING                   10,765.5 shares of Preferred Stock
           PERSON                     328,293 shares of Common Stock
            WITH                        (see Item 5)
                                 _______________________________________
                                 (9)  SOLE DISPOSITIVE POWER
                                      0
                                 _______________________________________
                                 (10) SHARED DISPOSITIVE POWER
                                      23,187.5 shares of Preferred Stock
                                      707,100 shares of Common Stock
                                        (see Item 5)
  ______________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 2,424,691 shares of Common Stock (assuming conversion of all Preferred Stock beneficially owned by Tinicum Enterprises, Inc.)
  ______________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES*                                           (  )

  ______________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        20.2% of Common Stock (assuming conversion of all Preferred Stock beneficially owned by Tinicum Enterprises, Inc.)

  ______________________________________________________________________
   (14) TYPE OF REPORTING PERSON*
        IV

  ______________________________________________________________________



                                SCHEDULE 13D

   CUSIP No. 500440102
  ______________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
        RUTCO Incorporated
        13-3527510
  ______________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                         (a)  ( )
                                                         (b)  ( )
  ______________________________________________________________________
   (3)  SEC USE ONLY

  ______________________________________________________________________
   (4)  SOURCE OF FUNDS*
        BK

  ______________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(E)                    (  )

  ______________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        Delaware

  ______________________________________________________________________
                                 (7)  SOLE VOTING POWER
          NUMBER OF                   2,484 shares of Preferred Stock
           SHARES                     75,749 shares of Common Stock
        BENEFICIALLY                    (see Item 5)
          OWNED BY              _______________________________________
            EACH                 (8)  SHARED VOTING POWER
          REPORTING                   0
           PERSON               _______________________________________
            WITH                 (9)  SOLE DISPOSITIVE POWER
                                      0
                                _______________________________________
                                 (10) SHARED DISPOSITIVE POWER
                                      23,187.5 shares of Preferred Stock
                                      707,100 shares of Common Stock
                                        (see Item 5)
  ______________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 2,424,691 shares of Common Stock (assuming conversion of all Preferred Stock beneficially owned by RUTCO Incorporated)

  ______________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES*                                           (  )

  ______________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        20.2% of Common Stock (assuming conversion of all Preferred Stock beneficially owned by RUTCO Incorporated)

  ______________________________________________________________________
   (14) TYPE OF REPORTING PERSON*
        IV

  ______________________________________________________________________



                                SCHEDULE 13D

   CUSIP No. 500440102
  ______________________________________________________________________

   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
        James H. Kasschau
        ###-##-####

  ______________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                         (a)  ( )
                                                         (b)  ( )

  ______________________________________________________________________
   (3)  SEC USE ONLY

  ______________________________________________________________________
   (4)  SOURCE OF FUNDS*
        OO

  ______________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(E)                    (  )

  ______________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        U.S.A.

  ______________________________________________________________________
                                 (7)  SOLE VOTING POWER
          NUMBER OF                   0
           SHARES                _______________________________________
        BENEFICIALLY             (8)  SHARED VOTING POWER
          OWNED BY                    414.5 shares of Preferred Stock
            EACH                      12,643 shares of Common Stock
          REPORTING                     (see Item 5)
           PERSON                _______________________________________
            WITH                 (9)  SOLE DISPOSITIVE POWER
                                      0
                                  _______________________________________
                                 (10) SHARED DISPOSITIVE POWER
                                      414.5 shares of Preferred Stock
                                      12,643 shares of Common Stock
                                        (see Item 5)

   ______________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 43,347 shares of Common Stock (assuming conversion of all Preferred Stock beneficially owned by Mr. Kasschau)

  ______________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES*                                           (  )

  ______________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        .4% of Common Stock (assuming conversion of all Preferred Stock beneficially owned by Mr. Kasschau)

  ______________________________________________________________________
   (14) TYPE OF REPORTING PERSON*
        IN

  ______________________________________________________________________


                                SCHEDULE 13D

   CUSIP No. 500440102
  ______________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
        Putnam L. Crafts, Jr.
        ###-##-####

  ______________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                         (a)  ( )
                                                         (b)  ( )

  ______________________________________________________________________
   (3)  SEC USE ONLY

  ______________________________________________________________________
   (4)  SOURCE OF FUNDS*
        PF

  ______________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(E)                    (  )

  ______________________________________________________________________


   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        U.S.A.
  ______________________________________________________________________
                                 (7)  SOLE VOTING POWER
          NUMBER OF                   0
           SHARES                _______________________________________
        BENEFICIALLY             (8)  SHARED VOTING POWER
          OWNED BY                    2,484 shares of Preferred Stock
            EACH                      75,749 shares of Common Stock
          REPORTING                     (see Item 5)
           PERSON                _______________________________________
            WITH                 (9)  SOLE DISPOSITIVE POWER
                                      0
                                 _______________________________________
                                 (10) SHARED DISPOSITIVE POWER
                                      2,484 shares of Preferred Stock
                                      75,749 shares of Common Stock
                                        (see Item 5)

  ______________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 259,749 shares of Common Stock (assuming conversion of all Preferred Stock beneficially owned by Mr. Crafts)

  ______________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES*                                           (  )

  ______________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        2.2% of Common Stock (assuming conversion of all Preferred Stock beneficially owned by Mr. Crafts)

  ______________________________________________________________________
   (14) TYPE OF REPORTING PERSON*
        IN

  ______________________________________________________________________



                                SCHEDULE 13D

   CUSIP No. 500440102
  ______________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
        RIT Capital Partners plc

  ______________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                         (a)  ( )
                                                         (b)  ( )

  ______________________________________________________________________
   (3)  SEC USE ONLY

  ______________________________________________________________________
   (4)  SOURCE OF FUNDS*
        WC

  ______________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(E)                    (  )

  ______________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        United Kingdom

  ______________________________________________________________________
                                 (7)  SOLE VOTING POWER
          NUMBER OF                   0
            SHARES                ______________________________________
        BENEFICIALLY             (8)  SHARED VOTING POWER
          OWNED BY                    7,867 shares of Preferred Stock
            EACH                      239,901 shares of Common Stock
          REPORTING                     (see Item 5)
           PERSON                 ______________________________________
            WITH                 (9)  SOLE DISPOSITIVE POWER
                                      0
                                  ______________________________________
                                 (10) SHARED DISPOSITIVE POWER
                                      7,867 shares of Preferred Stock
                                      239,901 shares of Common Stock
                                        (see Item 5)

  ______________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 822,641 shares of Common Stock (assuming conversion of all Preferred Stock beneficially owned by RIT Capital Partners plc)

  ______________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES*                                           (  )

  ______________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        7.6% of Common Stock (assuming conversion of all Preferred Stock beneficially owned by RIT Capital Partners plc)

  ______________________________________________________________________
   (14) TYPE OF REPORTING PERSON*
        IV



                                SCHEDULE 13D

   CUSIP No. 500440102
  ______________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
        J. Rothschild Holdings plc

  ______________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                         (a)  ( )
                                                         (b)  ( )

  ______________________________________________________________________
   (3)  SEC USE ONLY

  ______________________________________________________________________
   (4)  SOURCE OF FUNDS*
        Not applicable

  ______________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(E)                    (  )

  ______________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        United Kingdom

  ______________________________________________________________________
                                 (7)  SOLE VOTING POWER
          NUMBER OF                   0
           SHARES                _______________________________________
        BENEFICIALLY             (8)  SHARED VOTING POWER
          OWNED BY                    0
            EACH                 _______________________________________
          REPORTING              (9)  SOLE DISPOSITIVE POWER
           PERSON                     0
            WITH                  _______________________________________
                                 (10) SHARED DISPOSITIVE POWER
                                      0

  ______________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
        0

  ______________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES*                                           (  )

  ______________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        0

  ______________________________________________________________________
   (14) TYPE OF REPORTING PERSON*
        HC

  ______________________________________________________________________



                                SCHEDULE 13D

   CUSIP No. 500440102
  ______________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
        J. Rothschild Capital Management Limited

  ______________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                         (a)  ( )
                                                         (b)  ( )

  ______________________________________________________________________
   (3)  SEC USE ONLY

  ______________________________________________________________________
   (4)  SOURCE OF FUNDS*
        Not applicable

  ______________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(E)                    (  )

  ______________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        United Kingdom

  ______________________________________________________________________
                                 (7)  SOLE VOTING POWER
          NUMBER OF                   0
           SHARES                 ______________________________________
        BENEFICIALLY             (8)  SHARED VOTING POWER
          OWNED BY                    0
            EACH                  ______________________________________
          REPORTING              (9)  SOLE DISPOSITIVE POWER
           PERSON                     0
            WITH                  ______________________________________
                                 (10) SHARED DISPOSITIVE POWER
                                      0
  ______________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
        0

  ______________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES*                                           (  )

  ______________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        0

  ______________________________________________________________________
   (14) TYPE OF REPORTING PERSON*
        CO

  ______________________________________________________________________



                                SCHEDULE 13D

   CUSIP No. 500440102
  ______________________________________________________________________
   (1)  NAME OF REPORTING PERSON
        S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
        St. James's Place Capital plc

  ______________________________________________________________________
   (2)  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                         (a)  ( )
                                                         (b)  ( )
  ______________________________________________________________________
   (3)  SEC USE ONLY

  ______________________________________________________________________
   (4)  SOURCE OF FUNDS*
        Not applicable

  ______________________________________________________________________
   (5)  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
        PURSUANT TO ITEMS 2(d) or 2(E)                    (  )
        Not applicable

  ______________________________________________________________________
   (6)  CITIZENSHIP OR PLACE OF ORGANIZATION
        United Kingdom

  ______________________________________________________________________
                                 (7)  SOLE VOTING POWER
          NUMBER OF                   0
           SHARES                _______________________________________
        BENEFICIALLY             (8)  SHARED VOTING POWER
          OWNED BY                    0
            EACH                 _______________________________________
          REPORTING              (9)  SOLE DISPOSITIVE POWER
           PERSON                     0
            WITH                  ______________________________________
                                 (10) SHARED DISPOSITIVE POWER
                                      0

  ______________________________________________________________________
   (11) AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
        0

  ______________________________________________________________________
   (12) CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
        SHARES*                                           (  )

  ______________________________________________________________________
   (13) PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
        0

  ______________________________________________________________________
   (14) TYPE OF REPORTING PERSON*
        HC

  ______________________________________________________________________


                       SCHEDULE 13D -- AMENDMENT NO. 3

                    This statement constitutes Amendment No. 3 to the Statement on Schedule 13D, dated April 6, 1990, as amended (the "Schedule 13D"), filed by Tinicum Enterprises, Inc., a Delaware corporation ("Enterprises"), RUTCO Incorporated, a Delaware corporation ("Rutco"), Mr. James H. Kasschau ("Mr. Kasschau"), Mr. Putnam L. Crafts, Jr. ("Mr. Crafts"), RIT Capital Partners plc, a United Kingdom corporation ("RIT"), J. Rothschild Holdings plc, a United Kingdom corporation ("JRH") and J. Rothschild Capital Management Limited, a United Kingdom corporation ("JRCML"), relating to their beneficial ownership of the common stock, par value $2.50 per share ("Common Stock"), of Kollmorgen Corporation, a New York corporation (the "Issuer"). This Amendment No. 3 is being filed by Enterprises, Rutco, Mr. Kasschau, Mr. Crafts, RIT, JRH, JRCML and St. James's Place Capital plc, a United Kingdom corporation ("SJPC," and collectively with each of the foregoing persons or entities, the "Reporting Persons"). Enterprises, Rutco, Mr. Kasschau, Mr. Crafts and RIT are collectively referred to herein as the "Purchasers." All terms used which are defined in the Schedule 13D shall have the same respective meanings herein as therein provided, unless otherwise defined herein.

          Item 2.   Identity and Background.

                    Item 2 of the Schedule 13D is hereby amended and supplemented by adding the following thereto:

                    "As a result of a reconstruction of JRH, pursuant to the laws of the United Kingdom, JRH became a wholly-owned subsidiary of SJPC. The business address and address of the principal office of SJPC is 15 St. James's Place, London SW1A 1NW, England, United Kingdom.

                    Schedule I hereto sets forth all the directors and executive officers of RIT, JRH, JRCML and SJPC and the business or residence address, principal occupation or employment and citizenship of each such person."

          Item 5.   Interest in Securities of the Issuer.

                    Item 5 of the Schedule 13D is hereby amended and supplemented by adding the following thereto:

                    "SJPC owns 100% of JRH. Five members of SJPC's Board of Directors are members of JRH's seven member Board of Directors. Three members of SJPC's Board of Directors are members of RIT's seven member Board of Directors. SJPC may, by virtue of its ownership of JRH, be deemed to own beneficially (as that term is defined in Rule 13d-3 under the Act) the shares of Preferred Stock and Common Stock of which RIT has beneficial ownership. SJPC disclaims, however, any beneficial interest in the shares of Preferred Stock and Common Stock owned by RIT.

                    The Reporting Persons own in the aggregate
                    23,187.5 shares of Preferred Stock, which constitutes 100% of the outstanding shares of Preferred Stock, and 707,100 shares of Common Stock. Each share of Preferred Stock is convertible, at any time, into 74.074 shares of Common Stock (representing a conversion price of $13.50 per share), subject to certain antidilution provisions. The 23,187.5 shares of Preferred Stock that the Reporting Persons own could be converted into 1,717,591 shares of Common Stock. As of the close of business on November 7, 1990, the Reporting Persons, as a group, beneficially own 2,424,691 shares of Common Stock, representing 20.2% of the outstanding shares of Common Stock (after giving effect to the conversion of all shares of Preferred Stock into shares of Common Stock, and based upon 10,316,547 shares of Common Stock outstanding on August 10, 1990, according to the Issuer's Form 10-Q for the quarter ended June 30, 1990)."


                                    SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:  November 7, 1990

                                        TINICUM ENTERPRISES, INC.

                                        By:/s/ Eric M. Ruttenberg
                                           Eric M. Ruttenberg
                                           Vice President


                                    SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:  November 7, 1990

                                        RUTCO INCORPORATED

                                        By:/s/ Eric M. Ruttenberg
                                           Eric M. Ruttenberg
                                           Vice President


                                    SIGNATURE

                    After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

          Dated:  November 7, 1990

                                        By:/s/ James H. Kasschau
                                           James H. Kasschau


                                    SIGNATURE

                    After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

          Dated:  November 7, 1990

                                        By:/s/ Putnam L. Crafts, Jr.
                                           Putnam L. Crafts, Jr.


                                    SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:  November 7, 1990

                                        RIT CAPITAL PARTNERS plc

                                        By:  J. Rothschild Administration
                                             Limited, Corporate Secretary

                                        By:/s/ Brian D. Mitchell
                                           Name:   Brian D. Mitchell
                                           Title:  Director


                                    SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:  November 7, 1990

                                        J. ROTHSCHILD HOLDINGS plc

                                        By:/s/ JWP Johnston
                                           Name:   JWP Johnston
                                           Title:  Secretary


                                    SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:  November 7, 1990

                                        J. ROTHSCHILD CAPITAL
                                        MANAGEMENT LIMITED

                                        By:/s/ Brian D. Mitchell
                                           Name:   Brian D. Mitchell
                                           Title:  Director


                                    SIGNATURE

                    After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

          Dated:  November 7, 1990

                                        ST. JAMES'S PLACE CAPITAL plc

                                        By:/s/ JWP Johnston
                                           Name:   JWP Johnston
                                           Title:  Secretary


                                  SCHEDULE I

          A.   Directors and Executive Officers of RIT Capital
               Partners plc ("RIT")

                    The name, business or residence address, principal occupation or employment and citizenship of each of the directors and executive officers of RIT, and the name, address and principal business of any organization in which such employment is conducted are set forth below. The address and principal business of St. James's Place Capital plc are not repeated in this table.

                                  Directors

                       Business or       Principal
     Name              Residence         Occupation         Citizensh
                       Address           or Employment      ip


     Lord Rothschild   15 St. James's    Chairman,          British
     (Chairman)        Place             St. James's Place
                       London SW1A 1NW   Capital plc
                       England

     Charles Howard    Swan House,       Director,          British
     Bailey            Madeira           Stanhope
                       Walk, Windsor     Administration
                       Berkshire SL4     Limited, Swan
                       1EU               House, Madeira
                       England           Walk, Windsor,
                                         Berkshire SL4 IEU
                                         (accounting and
                                         administrative
                                         services);
                                         Director, General
                                         Oriental
                                         Investments
                                         Limited, P.O. Box
                                         309, Grand
                                         Cayman, Cayman
                                         Islands, British
                                         West Indies
                                         (investment
                                         company)

     Anthony Herbert   Rockridge         Director,          South
     Bloom             Consolidated      Rockridge          African
                       Limited, 4th      Consolidated
                       Floor, Audrey     Limited, 4th
                       House, Ely        Floor, Audrey
                       Place, London     House, Ely Place,
                       EC1N 6SN England  London EC1N 6SN,
                                         England
                                         (financial
                                         services); Joint
                                         Executive Deputy
                                         Chairman,
                                         Sketchley plc,
                                         249 Silbury
                                         Boulevard, Witan
                                         Gate West,
                                         Central Milton
                                         Keynes MK9 1NA,
                                         England (dry
                                         cleaning and
                                         vending
                                         operations)

     Hon. Clive        15 St. James's    Director, St.      British
     Patrick Gibson    Place             James's Place
                       London SW1A 1NW   Capital plc
                       England

     Baron Philippe    Boulevard         General Manager,   Belgian
     Lambert           Jacques-Dalcroze  Banque Bruxelles
                       5, CH-1211        Lambert (Suisse)
                       Geneva 3,         SA, Boulevard
                       Switzerland       Jacques-Dalcroze
                                         5, CH-1211 Geneva
                                         3, Switzerland
                                         (international
                                         bank)

     Jean Pigozzi      Chemin de Mornex  Private Investor,  Italian
                       7                 Chemin de Mornex
                       1003 Lausanne     7
                       Switzerland       1003 Lausanne
                                         Switzerland
                                         (investments
                                         worldwide)

     Andrew Stafford-  15 St. James's    Director,          U.S.A.
     Deitsch           Place             St. James's Place
                       London SW1A 1NW   Capital plc
                       England

                              Executive Officer

     John Walford      15 St. James's    Company            British
     Philip Johnston   Place             Secretary, St.
                       London SW1A 1NW   James's Place
                       England           Capital plc/
                                         Compliance
                                         Officer, J.
                                         Rothschild
                                         Holdings group


          B.   Directors and Executive Officers of J. Rothschild
               Holdings plc ("JRH")

                    The name, business or residence address, principal occupation or employment and citizenship of each of the directors and executive officers of JRH, and the name, address and principal business of any organization in which such employment is conducted are set forth below. The address and principal business of St. James's Place Capital plc are not repeated in this table.

                                  Directors

                       Business or       Principal
     Name              Residence         Occupation
                       Address           or Employment      Citizenship

     Lord Rothschild   15 St. James's    Chairman,          British
                       Place             St. James's Place
                       London SW1A 1NW   Capital plc
                       England

     John David        15 St. James's    Group Financial    British
     Cracknell         Place             Controller, St.
                       London SW1A 1NW   James's Place
                       England           Capital plc

     Hon. Clive        15 St. James's    Director, St.      British
     Patrick Gibson    Place             James's Place
                       London SW1A 1NW   Capital plc
                       England

     John Walford      15 St. James's    Company            British
     Philip Johnston   Place             Secretary, St.
                       London SW1A 1NW   James's Place
                       England           Capital plc/
                                         Compliance
                                         Officer, J.
                                         Rothschild
                                         Holdings group

     Spencer Nicholas  15 St. James's    Investment         British
     Roditi            Place             Director, St.
                       London SW1A 1NW   James's Place
                       England           Capital plc

     Andrew Stafford-  15 St. James's    Director, St.      U.S.A.
     Deitsch           Place             James's Place
                       London SW1A 1NW   Capital plc
                       England

     Nils Otto Taube   15 St. James's    Chairman and       British
                       Place             Chief Executive,
                       London SW1A 1NW   J. Rothschild
                       England           Investment
                                         Management Ltd.,
                                         15 St. James's
                                         Place, London,
                                         SW1A 1NW, England
                                         (investment
                                         management)

                              Executive Officer

     John Walford      15 St. James's    Company            British
     Philip Johnston   Place             Secretary, St.
                       London SW1A 1NW   James's Place
                       England           Capital
                                         plc/Compliance
                                         Officer, J.
                                         Rothschild
                                         Holdings group


          C.   Directors and Executive Officers of St. James's
               Place Capital plc ("SJPC")

                    The name, business or residence address, principal occupation or employment and citizenship of each of the directors and executive officers of SJPC, and the name, address and principal business of any organization in which such employment is conducted are set forth below. The address and principal business of SJPC are not repeated in this table.

                                  Directors

                       Business or       Principal
     Name              Residence         Occupation
                       Address           or Employment      Citizenship

     Lord Rothschild   15 St. James's    Chairman,          British
                       Place             St. James's Place
                       London SW1A 1NW   Capital plc
                       England

     The Viscount      149 Newlands      Chairman,          British
     Weir              Road              The Weir Group
                       Cathcart,         plc
                       Glasgow           140 Newlands
                       G44 4EX,          Road,
                       Scotland          Cathcart,
                                         Glasgow,
                                         G44 4EX, Scotland
                                         (engineers)

     Nathaniel de      135 East 57th     President,         French
     Rothschild        Street            Nathaniel de
                       New York, NY      Rothschild
                       10022             Holdings Ltd.;
                       USA               135 East 57th
                                         Street,
                                         New York, NY
                                         10022,
                                         U.S.A.

     Hon. Clive        15 St. James's    Director, St.      British
     Patrick Gibson    Place London      James's Place
                       SW1A 1NW          Capital plc
                       England

     Allard Jiskoot    6B Emmalaan       Chairman of the    Dutch
                       3743 DK Baarn     Securities Board
                       Netherlands       of the
                                         Netherlands

     Lord Rees-Mogg    17 Pall Mall      Chairman,          British
                       London SW1Y 5NB   Pickering &
                       England           Chatto Ltd., 17
                                         Pall Mall,
                                         London, SW1Y 5NB,
                                         England
                                         (antiquarian
                                         booksellers)

     Spencer Nicholas  15 St. James's    Investment         British
     Roditi            Place             Director,
                       London SW1A 1NW   St. James's Place
                       England           Capital plc

     Andrew Stafford-  15 St. James's    Director,          U.S.A.
     Deitsch           Place             St. James's Place
                       London SW1A 1NW   Capital plc
                       England

     Nils Otto Taube   15 St. James's    Chairman and       British
                       Place             Chief Executive,
                       London SW1A 1NW   J. Rothschild
                       England           Investment
                                         Management Ltd.,
                                         15 St. James's
                                         Place, London,
                                         SW1A 1NW, England
                                         (investment
                                         management)

                              Executive Officer

     John Walford      15 St. James's    Company            British
     Philip Johnston   Place             Secretary, St.
                       London SW1A 1NW   James's Place
                       England           Capital
                                         plc/Compliance
                                         Officer, J.
                                         Rothschild
                                         Holdings group


          D.   Directors and Executive Officers of J. Rothschild
               Capital Management Limited ("JRCML")

                    The name, business or residence address, principal occupation or employment and citizenship of each of the directors and executive officers of JRCML, and the name, address and principal business of any organization in which such employment is conducted are set forth below. The address and principal business of St. James's Place Capital plc are not repeated in this table.

                                  Directors

                       Business or       Principal
     Name              Residence         Occupation
                       Address           or Employment      Citizenship

     Lord Rothschild   15 St. James's    Chairman,          British
     (Chairman)        Place             St. James's Place
                       London SW1A 1NW   Capital plc
                       England

     Hon. Clive        15 St. James's    Director,          British
     Patrick Gibson    Place             St. James's Place
                       London SW1A 1NW   Capital plc
                       England

     Andrew Stafford-  15 St. James's    Director,          U.S.A.
     Deitsch           Place             St. James's Place
                       London SW1A 1NW   Capital plc
                       England

     John Walford      15 St. James's    Company            British
     Philip Johnston   Place             Secretary, St.
                       London SW1A 1NW   James's Place
                       England           Capital
                                         plc/Compliance
                                         Officer, J.
                                         Rothschild
                                         Holdings Group

     Duncan William    15 St. James's    Corporate Finance  British
     Allan Budge       Place             Executive, St.
                       London SW1A 1NW   James's Place
                       England           Capital plc

     John David        15 St. James's    Group Financial    British
     Cracknell         Place             Controller, St.
                       London SW1A 1NW   James's Place
                       England           Capital plc